The Oakmark Fund

The Oakmark
Select Fund

The Oakmark Equity and Income Fund

The Oakmark
Global Fund

The Oakmark
Global Select Fund

The Oakmark International Fund

The Oakmark International Small Cap Fund

PROSPECTUS

JANUARY 28, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advised by Harris Associates L.P.

TABLE OF CONTENTS

OVERVIEW OF THE OAKMARK FUNDS	1

Investment Objectives	1

Principal Investment Strategies	1

THE OAKMARK FUND (OAKMX)	4

Investment Objective	4

Principal Investment Strategy	4

Principal Investment Risks	4

Is The Fund Right For Me?	4

Performance Information	4

Fees and Expenses	6

THE OAKMARK SELECT FUND (OAKLX)	7

Investment Objective	7

Principal Investment Strategy	7

Principal Investment Risks	7

Is The Fund Right For Me?	7

Performance Information	8

Fees and Expenses	9

THE OAKMARK EQUITY AND INCOME FUND (OAKBX)	11

Investment Objective	11

Principal Investment Strategy	11

Principal Investment Risks	11

Is The Fund Right For Me?	12

Performance Information	12

Fees and Expenses	14

THE OAKMARK GLOBAL FUND (OAKGX)	15

Investment Objective	15

Principal Investment Strategy	15

Principal Investment Risks	15

Is The Fund Right For Me?	16

Performance Information	16

Fees and Expenses	18

THE OAKMARK GLOBAL SELECT FUND (OAKWX)	19

Investment Objective	19

Principal Investment Strategy	19

Principal Investment Risks	19

Is The Fund Right For Me?	19

Performance Information	20

Fees and Expenses	20

THE OAKMARK INTERNATIONAL FUND (OAKIX)	21

Investment Objective	21

Principal Investment Strategy	21

Principal Investment Risks	21

Is The Fund Right For Me?	21

Performance Information	22

Fees and Expenses	24

THE OAKMARK INTERNATIONAL SMALL CAP FUND (OAKEX)	25

Investment Objective	25

Principal Investment Strategy	25

Principal Investment Risks	25

Is The Fund Right For Me?	26

Performance Information	26

Fees and Expenses	28

HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES	29

Investment Techniques	29

Risk Factors	30

Change in Objective	33

MANAGEMENT OF THE FUNDS	34

INVESTING WITH THE OAKMARK FUNDS	36

Eligibility To Buy Shares	36

Types of Accounts – Class I Shares	37

Types of Accounts – Class II Shares	38

Investment Minimums	38

Share Price	38

General Purchasing Policies	40

General Redemption Policies	41

HOW TO BUY CLASS I SHARES	43

By Check	43

By Wire Transfer	43

By Electronic Transfer	44

By Automatic Investment	44

By Payroll Deduction	45

By Exchange	46

By Internet	46

HOW TO REDEEM CLASS I SHARES	47

In Writing	47

By Telephone	47

By Electronic Transfer	48

By Exchange	48

By Wire Transfer	49

By Automatic Redemption	49

By Internet	49

Signature Guarantee	50

Small Account Fee Policy	50

Small Account Redemption	50

SHAREHOLDER SERVICES	51

Class I Shareholders	51

Class II Shareholders	54

DISTRIBUTIONS AND TAXES	55

Distributions	55

Taxes	55

FINANCIAL HIGHLIGHTS	57

Oakmark Fund	58

Select Fund	59

Equity and Income Fund	60

Global Fund	61

Global Select Fund	63

International Fund	64

International Small Cap Fund	65

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OVERVIEW OF
THE OAKMARK FUNDS

INVESTMENT OBJECTIVES

The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Global Fund ("Global Fund"), The Oakmark Global Select Fund ("Global Select Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Small Cap Fund ("International Small Cap Fund") seek long-term capital appreciation. The Oakmark Equity and Income Fund ("Equity and Income Fund") seeks income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Philosophy

The Oakmark Funds (the "Funds") use a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," we mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. We believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve a Fund's investment objective.

The Funds' investment adviser, Harris Associates L.P. (the "Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have these attributes:

•  free cash flows and intelligent investment of excess cash;

•  earnings that are growing and are reasonably predictable; and

•  high level of manager ownership.

Key Tenets of the Oakmark Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser's estimate of the company's intrinsic value. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just doesn't grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out company managements that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements' interests with those of shareholders are key components of this analysis.

PROSPECTUS

Process

In making its investment decisions, the Adviser uses a "bottom-up" approach focused on individual companies, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. The Adviser does not rely on recommendations generated by "Wall Street." As part of this selection process, the Adviser's analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks for the Funds is the size of the discount of a company's stock price compared to the company's perceived true business value. Once the Adviser determines that a stock is selling at a significant discount and that the company has the additional qualities mentioned above, the Adviser generally will consider buying that stock for a Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by a Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

Bottom-Up Investment Process

All portfolio managers at the Adviser strive to abide by a consistent philosophy and process. This process involves a collective effort to identify what the managers believe are the best values in the marketplace. Each Fund manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up process:

Managing Risk

The Adviser tries to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to the companies' intrinsic value. The Adviser seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

THE OAKMARK FUNDS

For Equity and Income Fund, the Adviser attempts to manage the risks of investing in bonds by conducting independent evaluations of the creditworthiness of the bonds and their issuers and by actively managing the average duration of the bonds in anticipation of interest rate changes.

Furthermore, for Global Fund, Global Select Fund, International Fund and International Small Cap Fund, the Adviser attempts to manage some of the risks of investing in securities of non-U.S. issuers by considering the relative political and economic stability of a company's home country, the company's ownership structure, and the company's accounting practices.

Portfolio Structure

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on Fund performance; therefore, the portfolio of each Fund, except Select Fund and Global Select Fund, typically holds 30 to 60 stocks rather than hundreds. Select Fund and Global Select Fund each generally holds approximately 20 stocks in its portfolio.

The Adviser's value strategy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so it gives them the time such recognition requires. The Adviser has found that generally it takes two to three years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that the Funds and their shareholders have a long-term investment horizon.

PROSPECTUS

THE OAKMARK FUND

INVESTMENT OBJECTIVE

Oakmark Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Oakmark Fund invests primarily in common stocks of U.S. companies.

PRINCIPAL INVESTMENT RISKS

An investor in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad.

Although Oakmark Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund include:

• Market risk	•	Value style risk

• Common stock risk

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Oakmark Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although the Fund's past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. The Fund's Class I Shares are offered to the general public. The Fund's Class II Shares are offered to certain retirement and profit sharing plans.

THE OAKMARK FUND

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 1997, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 17.0%, during the quarter ended June 30, 2003
• Lowest quarterly return: -16.6%, during the quarter ended September 30, 2002

The following table compares the Fund's average annual total returns (before and after taxes) for one, five and ten years for Class I Shares and the Fund's average annual total returns (before taxes) for one and five years and since inception for Class II Shares to the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the U.S. All returns reflect reinvested dividends. The returns shown for the S&P 500 do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Since Class II Inception*
Oakmark Fund – Class I
Return before taxes	18.26%	6.94%	8.58%	N/A
Return after taxes on distributions	17.38%	6.68%	7.40%	N/A
Return after taxes on distributions and sale of Fund shares	13.06%	5.96%	6.94%	N/A
Oakmark Fund – Class II
Return before taxes	17.82%	6.62%	N/A	7.58%
S&P 500	15.80%	6.19%	8.42%	5.50%

*  Inception date for the Fund's Class II Shares is April 5, 2001.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

PROSPECTUS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)	2% of redemption proceeds on shares held for 90 days or less	2% of redemption proceeds on shares held for 90 days or less
Exchange fee	None*	None*

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	.89%	.89%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.16%	.51%
Total Annual Fund Operating Expenses	1.05%	1.40%

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$107	$143
3 Years	334	443
5 Years	579	766
10 Years	1,283	1,680

THE OAKMARK FUND

THE OAKMARK SELECT FUND

INVESTMENT OBJECTIVE

Select Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Select Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have approximately 20 securities in its portfolio.

PRINCIPAL INVESTMENT RISKS

An investor in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad.

Although Select Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund include:

• Market risk	•	Non-diversification risk

• Common stock risk	•	Value style risk

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Select Fund if you are looking for long-term capital appreciation by investing in a non-diversified fund and are willing to accept the associated risks.

Although the Fund's past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PROSPECTUS

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. The Fund's Class I Shares are offered to the general public. The Fund's Class II Shares are offered to certain retirement and profit sharing plans.

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 1997, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 21.5%, during the quarter ended December 31, 1998
• Lowest quarterly return: -17.2%, during the quarter ended September 30, 1998

The following table compares the Fund's average annual total returns (before and after taxes) for one, five and ten years for Class I Shares and the Fund's average annual total returns (before taxes) for one and five years and since inception for Class II Shares to the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the U.S. All returns reflect reinvested dividends. The returns shown for the S&P 500 do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Since Class II Inception*
Select Fund – Class I
Return before taxes	13.60%	8.09%	17.05%	N/A
Return after taxes on distributions	11.82%	7.52%	15.94%	N/A
Return after taxes on distributions and sale of Fund shares	11.23%	6.99%	14.99%	N/A
Select Fund – Class II
Return before taxes	13.20%	7.79%	N/A	12.59%
S&P 500	15.80%	6.19%	8.42%	29.51%

*  Inception date for the Fund's Class II Shares is December 31, 1999.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions"

THE OAKMARK SELECT FUND

shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)	2% of redemption proceeds on shares held for 90 days or less	2% of redemption proceeds on shares held for 90 days or less
Exchange fee	None*	None*

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	.85%	.85%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.14%	.49%
Total Annual Fund Operating Expenses	.99%	1.34%

PROSPECTUS

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$101	$136
3 Years	315	425
5 Years	547	734
10 Years	1,213	1,613

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND*

INVESTMENT OBJECTIVE

Equity and Income Fund seeks income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Equity and Income Fund invests primarily in a diversified portfolio of U.S. equity and fixed-income securities (although the Fund may invest up to 25% of its total assets in securities of non-U.S. companies). The Fund is intended to present a balanced investment program between growth and income by investing approximately 50-75% of its total assets in common stock, including securities convertible into common stock, and up to 50% of its assets in U.S. government securities and debt securities rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. or by Standard & Poor's, a division of The McGraw-Hill Companies. The Fund may also invest up to 20% of its assets in unrated or lower rated debt securities, sometimes called junk bonds.

PRINCIPAL INVESTMENT RISKS

An investor in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad.

Although Equity and Income Fund makes every effort to achieve its objectives, it cannot guarantee it will attain those objectives. The principal risks of investing in the Fund include:

• Market risk	•	Government-sponsored entity securities risk

• Common stock risk	•	Value style risk

• Debt securities risk

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

*  NOTE: Equity and Income Fund is open to new investors who purchase shares directly from the Funds. Please refer to "Investing with The Oakmark Funds — Eligibility to Buy Shares" for new account eligibility criteria.

PROSPECTUS

IS THE FUND RIGHT FOR ME?

You should consider an investment in Equity and Income Fund if you are seeking current income and preservation and growth of capital and are willing to accept the associated risks. The Fund is intended to present a balanced investment program between growth and income.

If you invest in the Fund, you should be willing to accept short-term price fluctuations, which will occur from time to time. You should not consider investing in the Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by funds that invest primarily in stocks.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. The Fund's Class I Shares are offered to the general public. The Fund's Class II Shares are offered to certain retirement and profit sharing plans.

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 1997, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 13.2%, during the quarter ended June 30, 2003
• Lowest quarterly return: -8.6%, during the quarter ended September 30, 2002

THE OAKMARK EQUITY AND INCOME FUND

The following table compares the Fund's average annual total returns (before and after taxes) for one, five and ten years for Class I Shares and the Fund's average annual total returns (before taxes) for one and five years and since inception for Class II Shares to the Lipper Balanced Fund Index, an index of 30 balanced funds. All returns reflect reinvested dividends. The returns shown for the Lipper Balanced Fund Index do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Since Class II Inception*
Equity and Income Fund – Class I
Return before taxes	10.82%	9.88%	13.27%	N/A
Return after taxes on distributions	9.51%	9.26%	12.06%	N/A
Return after taxes on distributions and sale of Fund shares	8.26%	8.40%	11.23%	N/A
Equity and Income Fund – Class II
Return before taxes	10.45%	9.59%	N/A	11.90%
Lipper Balanced Fund Index	11.60%	6.50%	7.43%	4.22%

*  Inception date for the Fund's Class II Shares is July 13, 2000.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement.

PROSPECTUS

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)	2% of redemption proceeds on shares held for 90 days or less	2% of redemption proceeds on shares held for 90 days or less
Exchange fee	None*	None*

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	.71%	.71%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.15%	.47%
Total Annual Fund Operating Expenses	.86%	1.18%

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$88	$120
3 Years	274	375
5 Years	477	649
10 Years	1,061	1,432

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND*

INVESTMENT OBJECTIVE

Global Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Global Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. The Fund's non-U.S. investments include foreign government obligations and common stock of non-U.S. issuers. There are no geographic limits on the Fund's non-U.S. investments, but the Fund does not expect to invest more than 15% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

An investor in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad, and currency fluctuations.

Although Global Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund include:

• Market risk	•	Non-U.S. securities risk

• Common stock risk	•	Value style risk

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

*  NOTE: Global Fund is open to new investors who purchase shares directly from the Funds. Please refer to "Investing with The Oakmark Funds — Eligibility to Buy Shares" for new account eligibility criteria.

PROSPECTUS

IS THE FUND RIGHT FOR ME?

You should consider an investment in Global Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although the Fund's past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. The Fund's Class I Shares are offered to the general public. The Fund's Class II Shares are offered to certain retirement and profit sharing plans.

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 2000, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 33.5%, during the quarter ended June 30, 2003
• Lowest quarterly return: -17.7%, during the quarter ended September 30, 2002

THE OAKMARK GLOBAL FUND

The following table compares the Fund's average annual total returns (before and after taxes) for one and five years and since inception for Class I Shares and the Fund's average annual total returns (before taxes) for one and five years and since inception for Class II Shares to the Morgan Stanley Capital International World Index, an unmanaged index that includes countries throughout the world, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World Index do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Year	Since Class I Inception*	Since Class II Inception*
Global Fund – Class I
Return before taxes	24.18%	18.85%	17.44%	N/A
Return after taxes on distributions	21.80%	18.17%	16.79%	N/A
Return after taxes on distributions and sale of Fund shares	19.09%	16.72%	15.56%	N/A
Global Fund – Class II
Return before taxes	23.67%	18.44%	N/A	21.87%
MSCI World Index	20.07%	9.97%	4.20%	10.55%

*  Inception dates for the Fund's Class I and Class II Shares are August 4, 1999 and October 10, 2001, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

PROSPECTUS

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)	2% of redemption proceeds on shares held for 90 days or less	2% of redemption proceeds on shares held for 90 days or less
Exchange fee	None*	None*

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	.99%	.99%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.19%	.57%
Total Annual Fund Operating Expenses	1.18%	1.56%

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$120	$159
3 Years	375	493
5 Years	649	850
10 Years	1,432	1,856

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL SELECT FUND

INVESTMENT OBJECTIVE

Global Select Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Global Select Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. The Fund is non-diversified, which means that the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund could own as few as 12 securities, but generally will have approximately 20 securities in its portfolio. Typically, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies (unless the Adviser deems market conditions and/or company valuations less favorable to non-U.S. companies, in which case the Fund will invest at least 30% of its total assets in securities of non-U.S. companies). There are no geographic limits on the Fund's non-U.S. investments, but the Fund does not expect to invest more than 15% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

An investor in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad, and currency fluctuations.

Although Global Select Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund include:

• Market risk	•	Non-diversification risk

• Common stock risk	•	Value style risk

• Non-U.S. securities risk

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Global Select Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although the Fund's past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results.

PROSPECTUS

Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

Performance information has not been presented because the Fund has not been in existence for at least one calendar year.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)	2% of redemption proceeds on shares held for 90 days or less	2% of redemption proceeds on shares held for 90 days or less
Exchange fee	None*	None*

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	1.00%	1.00%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)(1)	.99%	1.24%
Total Annual Fund Operating Expenses	1.99%	2.24%
Expense reimbursement(2)	(.24)%	(.24)%
Net Annual Fund Operating Expenses(2)	1.75%	2.00%

(1)  Other expenses are based on estimated amounts for the current fiscal year.

(2)  The Adviser has contractually agreed to limit (reimburse) the expenses of the Fund through January 31, 2008, whereby ordinary operating expenses will not exceed 1.75% for Class I shares or 2.00% for Class II shares, respectively.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods, reinvest all dividends and distributions, earn a 5% return each year, and estimated expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$178	$203
3 Years	551	627

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK
INTERNATIONAL FUND*

INVESTMENT OBJECTIVE

International Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

International Fund invests primarily in common stocks of non-U.S. companies. The Fund may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's non-U.S. investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

An investor in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad, and currency fluctuations.

Although International Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund include:

• Market risk	•	Non-U.S. securities risk

• Common stock risk	•	Value style risk

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

*  NOTE : International Fund is open to new investors who purchase shares directly from the Funds. Please refer to "Investing with The Oakmark Funds — Eligibility to Buy Shares" for new account eligibility criteria.

PROSPECTUS

IS THE FUND RIGHT FOR ME?

You should consider an investment in International Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although the Fund's past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. The Fund's Class I Shares are offered to the general public. The Fund's Class II Shares are offered to certain retirement and profit sharing plans.

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 1997, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 25.4%, during the quarter ended June 30, 2003
• Lowest quarterly return: -22.9%, during the quarter ended September 30, 2002

The following table compares the Fund's average annual total returns (before and after taxes) for one, five and ten years for Class I Shares and the Fund's average annual total returns (before taxes) for one and five years and since inception for Class II Shares to the Morgan Stanley Capital International World ex U.S. Index, an

THE OAKMARK INTERNATIONAL FUND

unmanaged index that includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World ex U.S. Index do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Since Class II Inception*
International Fund – Class I
Return before taxes	30.60%	17.53%	12.36%	N/A
Return after taxes on distributions	28.06%	16.76%	10.60%	N/A
Return after taxes on distributions and sale of Fund shares	23.45%	15.45%	10.00%	N/A
International Fund – Class II
Return before taxes	30.07%	17.12%	N/A	13.52%
MSCI World ex U.S. Index	25.71%	15.25%	7.96%	6.29%

*  Inception date for the Fund's Class II Shares is November 4, 1999.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

PROSPECTUS

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)	2% of redemption proceeds on shares held for 90 days or less	2% of redemption proceeds on shares held for 90 days or less
Exchange fee	None*	None*

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	.90%	.90%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.18%	.57%
Total Annual Fund Operating Expenses	1.08%	1.47%

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$110	$150
3 Years	343	465
5 Years	595	803
10 Years	1,317	1,757

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND*

INVESTMENT OBJECTIVE

International Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

International Small Cap Fund invests primarily in common stocks of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is less than $5 billion at the time of investment.

The Fund may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and South Korea). Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's non-U.S. investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

An investor in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the U.S. or abroad, and currency fluctuations.

Although International Small Cap Fund makes every effort to achieve its objective, it cannot guarantee it will attain that objective. The principal risks of investing in the Fund include:

• Market risk	•	Small cap stock risk

• Common stock risk	•	Value style risk

• Non-U.S. securities risk

Your investment in the Fund is a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

For more information on risks, see "How The Funds Pursue Their Investment Objectives—Risk Factors."

*  NOTE: International Small Cap Fund closed to most new investors on May 10, 2002. Please refer to "Investing with The Oakmark Funds — Eligibility to Buy Shares" for new account eligibility criteria.

PROSPECTUS

IS THE FUND RIGHT FOR ME?

You should consider an investment in International Small Cap Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although the Fund's past performance cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. The Fund's Class I Shares are offered to the general public. The Fund's Class II Shares are offered to certain retirement and profit sharing plans.

The Fund's past performance (before and after taxes), as provided by the bar chart and performance table that follow, is not an indication of how the Fund will perform in the future. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

Since 1997, the highest and lowest quarterly returns for the Fund's Class I Shares were:
• Highest quarterly return: 29.2%, during the quarter ended June 30, 2003
• Lowest quarterly return: -23.9%, during the quarter ended December 31, 1997

THE OAKMARK INTERNATIONAL SMALL CAP FUND

The following table compares the Fund's average annual total returns (before and after taxes) for one, five and ten years for Class I Shares and the Fund's average annual total returns (before taxes) for one and five years and since inception for Class II Shares to the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index that includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World ex U.S. Index do not reflect the deduction of fees, expenses or taxes.

Average Annual Total Returns for Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Since Class II Inception*
International Small Cap Fund – Class I
Return before taxes	34.90%	24.99%	15.50%	N/A
Return after taxes on distributions	31.50%	23.40%	13.76%	N/A
Return after taxes on distributions and sale of Fund shares	26.30%	21.95%	13.07%	N/A
International Small Cap Fund – Class II
Return before taxes	34.72%	24.83%	N/A	22.42%
MSCI World ex U.S. Index	25.71%	15.25%	7.96%	8.24%

*  Inception date for the Fund's Class II Shares is January 8, 2001.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

PROSPECTUS

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)	2% of redemption proceeds on shares held for 90 days or less	2% of redemption proceeds on shares held for 90 days or less
Exchange fee	None*	None*

*  An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class I	Class II
Management fees	1.16%	1.16%
Distribution (12b-1) fees	None	None
Other expenses (including service fees)	.21%	.31%
Total Annual Fund Operating Expenses	1.37%	1.47%

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

	Class I	Class II
1 Year	$139	$150
3 Years	434	465
5 Years	750	803
10 Years	1,646	1,757

THE OAKMARK INTERNATIONAL SMALL CAP FUND

HOW THE FUNDS PURSUE THEIR
INVESTMENT OBJECTIVES

INVESTMENT TECHNIQUES

In addition to the principal investment strategies described above, each of the Funds may employ the following techniques in pursuing their investment objectives.

Equity Securities. The types of equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for a Fund is the size of the discount of the market price relative to the Adviser's determination of the true business value of the security.

Debt Securities. Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund, Global Fund and Global Select Fund may invest up to 25% of its assets, Equity and Income Fund may invest up to 20% of its assets, and each of International Fund and International Small Cap Fund may invest up to 10% of its assets (valued at the time of investment) in debt securities that are rated below investment grade (commonly called junk bonds), without a minimum rating requirement. Descriptions of the ratings used by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), and Moody's Investors Service, Inc. ("Moody's") are included in Appendix A to the Statement of Additional Information.

Currency Exchange Transactions. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

PROSPECTUS

Short-Term Investments. In seeking to achieve its investment objective, a Fund ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

Temporary Defensive Investments. In response to adverse market, economic, political, or other unusual conditions, a Fund may utilize a temporary defensive investment strategy by holding cash (U.S. dollars, foreign currencies, or multinational currency units) or investing without limitation in high-quality debt obligations, money market instruments or repurchase agreements. Under normal market conditions, the potential for income or capital growth on these securities will tend to be lower than the potential for income or capital growth on other securities that may be owned by the Fund. During periods when the Fund has assumed a temporary defensive position, it may miss certain other investment opportunities and it may not achieve its investment objective.

RISK FACTORS

You may be subject to the following risks if you invest in the Funds:

General Risks. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

Market Risk. Each Fund is subject to market risk—the risk that the securities markets will increase or decrease in value. Market risk applies to every security. Security prices may fluctuate widely over short or extended periods in response to company, market or economic news. Securities markets also tend to move in cycles, with periods of rising security prices and periods of falling security prices. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which a Fund invests.

Each Fund's portfolio tends to be fairly concentrated, whether it is classified as a diversified or non-diversified fund. As a result, the appreciation or depreciation of any one security held by a Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases a Fund's volatility. As a result, when you redeem your shares of the Fund, they may be worth more or less than you paid for them.

Common Stock Risk. Each Fund invests significantly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets including debt holders and preferred stockholders; therefore, a Fund could lose money if a company in which it invests becomes financially distressed.

Value Style Risk. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the

THE OAKMARK FUNDS

market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

To the extent that a Fund invests in the following types of securities, you also may be subject to other risks:

Small and Mid Cap Securities Risk. During some periods, the securities of small and mid cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large companies.

Small and mid cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

Non-U.S. Securities Risk. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.

You should understand and consider carefully the greater risks involved in investing internationally. These include: less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in non-U.S. markets; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which have had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) that are not

PROSPECTUS

sponsored by the issuer of the underlying security. To the extent it does so, a Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

The cost of investing in securities of non-U.S. issuers typically is higher than the cost of investing in U.S. securities. International Fund, International Small Cap Fund, Global Fund, and Global Select Fund provide an efficient way for an individual to participate in non-U.S. markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

Currency Risk. Non-U.S. securities are generally denominated and traded in foreign currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund's non-U.S. securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar rises compared to a foreign currency, the value of an investment traded in that currency will fall because it will be worth fewer U.S. dollars. The Funds may try to hedge the risk of loss resulting from currency exchange fluctuation; however, there can be no guarantee that any hedging activity will be undertaken or, if undertaken, be successful. Further, hedging activity may reduce the risk of loss from currency fluctuations, but may also limit or reduce the opportunity for gain. Other currency-related risks include the possible imposition of exchange control regulations and currency restrictions that would prevent cash from being brought back to the U.S.

Debt Securities Risk. Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will generally affect its net asset value, but not the income it receives from debt securities it owns. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

Neither International Fund nor International Small Cap Fund will invest more than 10% of its respective total assets in securities rated below investment grade or, if unrated, that are considered by the Adviser to be of comparable quality; Equity and Income Fund will not invest more than 20% of its total assets in such securities; and each of the other Funds will not invest more than 25% of its total assets in such securities.

Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are obligations of companies rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium and lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes,

THE OAKMARK FUNDS

including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

The market for medium- and lower-grade debt securities tends to be less broad than the market for higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio of these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Government-Sponsored Entity Securities Risk. Each Fund may invest in government-sponsored entity securities, which are securities issued by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, among others. Although such an issuer may be chartered or sponsored by an Act of Congress, its securities are neither issued nor guaranteed by the United States Treasury.

Inflation-Indexed Securities Risk. Each Fund may invest in inflation-indexed debt securities issued by governments, their agencies or instrumentalities or corporations. The principal amount of such a security is periodically adjusted according to changes in the rate of inflation as measured by the consumer price index ("CPI"). The interest rate is fixed at issuance as a percentage of the principal amount as so adjusted from time to time. If the CPI declines, the principal amount of the security will be reduced and, consequently, the amount of interest payable on the security will also be reduced. Conversely, the principal amount and the amount of interest will increase if the CPI adjustment is positive. Any increase in the principal amount of an inflation-indexed debt security is taxable currently as ordinary income, even though the investor does not receive the principal until maturity.

If you invest in Select Fund or Global Select Fund, you will be subject to the following additional risk:

Non-Diversification Risk. Each Fund, except Select Fund and Global Select Fund, is classified as a diversified fund and generally intends to hold approximately 30 to 60 stocks. Select Fund and Global Select Fund are classified as non-diversified funds, meaning that they each may invest a greater portion of their assets in fewer issuers than a diversified fund. Select Fund and Global Select Fund each generally intends to hold approximately 20 stocks. A non-diversified fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of a non-diversified fund's shares. Lack of broad diversification may also cause a non-diversified fund to be more susceptible to economic, political or regulatory events than a diversified fund.

PORTFOLIO HOLDINGS DISCLOSURE

Information on the Funds' portfolio holdings disclosure policies and procedures is available in the Statement of Additional Information.

CHANGE IN OBJECTIVE

Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders will receive at least 30 days' written notice of any change in a Fund's objective. If the board of trustees approves a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that a Fund will achieve its investment objective.

PROSPECTUS

MANAGEMENT OF THE FUNDS

The Oakmark Funds' investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and as sub-adviser to other mutual funds and as manager to private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser's address is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel.

Each Fund pays a management fee to the Adviser for serving as investment adviser and for providing administrative services. The fees reflected below are expressed as a percentage of average daily net assets. For the fiscal year ended September 30, 2006, the management fees paid by the Funds, as a percentage of average daily net assets, were:

Fund
Oakmark Fund	.89%
Select Fund	.85
Equity and Income Fund	.71
Global Fund	.99
International Fund	.90
International Small Cap Fund	1.16

Global Select Fund did not commence operations until October 2, 2006. The management fee to be paid by Global Select Fund for the fiscal year ending September 30, 2007 is 1.00% of its average daily net assets.

The Adviser has contractually agreed to reimburse each Fund to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average daily net assets of that class:

Fund	Class I	Class II
Oakmark Fund	1.50%	1.75%
Select Fund	1.50	1.75
Equity and Income Fund	1.00	1.25
Global Fund	1.75	2.00
Global Select Fund	1.75	2.00
International Fund	2.00	2.25
International Small Cap Fund	2.00	2.25

The agreement is effective through January 31, 2008.

A discussion regarding the basis for the approval of the Funds' current investment advisory agreements with the Adviser by the board of trustees will be available in the Funds' semi-annual report to shareholders dated March 31, 2007.

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Oakmark Fund is managed by William C. Nygren, C.F.A., and Kevin G. Grant, C.F.A. Mr. Nygren joined the Adviser as an analyst in 1983 and was the Adviser's Director of Research from September 1990 to March 1998. Previously, he had been an analyst with Northwestern Mutual Life Insurance Company. He holds an M.S. in Finance from the University of Wisconsin-Madison (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Grant joined the Adviser as an analyst in 1988, and has been a senior investment analyst since 1994. He holds an M.B.A. in Finance from Loyola University (1991) and a B.S. in Computer Science from the University of Wisconsin-Madison (1987).

Select Fund is managed by Mr. Nygren and Henry R. Berghoef, C.F.A. Mr. Berghoef joined the Adviser as an analyst in 1994 and has been a senior investment analyst since 1994. He has been the Director of Domestic Research since 2003 and was Associate Director of Domestic Research from 2000 to 2002. He holds an M.B.A. from George Washington University (1985), an M.A. in International Studies from Johns Hopkins University (1974), and a B.A. in History from Calvin College (1971).

Equity and Income Fund is managed by Clyde S. McGregor, C.F.A., and Edward A. Studzinski, C.F.A. Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974). Mr. Studzinski joined the Adviser as an analyst in 1995. Previously, Mr. Studzinski was Vice President and Investment Officer at Mercantile National Bank of Indiana. He holds an M.B.A. in Marketing and Finance from Northwestern University (1985), a J.D. from Duke University (1974), and an A.B. in History from Boston College (1971).

Global Fund is managed by Robert A. Taylor, C.F.A., and Mr. McGregor. Mr. McGregor is responsible for the day-to-day management of the Fund's U.S. portfolio, and Mr. Taylor manages the day-to-day affairs of the Fund's non-U.S. portfolio. Mr. Taylor joined the adviser as an international analyst in 1994. He has been the Director of International Research since 2004. He holds a B.B.A. from the University of Wisconsin (1994).

Global Select Fund is managed by Mr. Nygren and David G. Herro, C.F.A. Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. Previously, he had been an international portfolio manager for the State of Wisconsin Investment Board and The Principal Financial Group. He holds an M.A. in Economics from the University of Wisconsin—Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin—Platteville (1983).

International Fund is managed by Mr. Herro.

International Small Cap Fund is managed by Mr. Herro and Chad M. Clark, C.F.A. Mr. Clark joined the Adviser in 1995 as an international analyst. Previously, he had been a financial analyst in the corporate finance department at William Blair & Company. He holds a B.S. in industrial management from Carnegie Mellon University (1994).

The Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Fund(s) each such portfolio manager manages.

PROSPECTUS

INVESTING WITH
THE OAKMARK FUNDS

The Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. However, each Fund does impose a 2% redemption fee on redemptions of Class I Shares and Class II Shares held for 90 days or less. See "Investing with The Oakmark Funds—General Redemption Policies—90-Day Redemption Fee on Fund Shares."

ELIGIBILITY TO BUY SHARES

All Funds. Each Fund generally is available for purchase only by residents of the U.S., Puerto Rico, Guam, and the U.S. Virgin Islands.

Equity and Income Fund, Global Fund, International Fund and International Small Cap Fund. Equity and Income Fund, Global Fund, International Fund and International Small Cap Fund closed to new purchases through most financial services companies ("Intermediaries") on May 7, 2004, December 15, 2003, December 15, 2003 and May 10, 2002, respectively. If you are a shareholder (in your own name or as a beneficial owner of shares held in someone else's name) of one of those Funds, you may continue to make additional investments in that Fund and reinvest your dividends and capital gains distributions.

You may open a new account in any of those Funds, even though that Fund is closed, if:

•  You purchase shares directly from The Oakmark Funds, except for shares of International Small Cap Fund;

•  You purchase through an employee retirement plan that currently includes shares of the Fund as an investment alternative and whose records are maintained by a trust company or plan administrator;

•  You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan);

•  You purchase into an annuity account offered by a company that currently includes shares of the Fund as an investment alternative for such account; or

•  The Adviser determines that your investment in the Fund would not adversely affect the Adviser's ability to manage the Fund effectively.

The Trust reserves the right to re-open any Fund to new investors or to modify the extent to which future sales of shares are limited.

If you have any questions about your eligibility to purchase shares of Equity and Income Fund, Global Fund, International Fund or International Small Cap Fund, please call an investor services representative at 1-800-OAKMARK.

Oakmark Units. Oakmark Units are ILA Administration Units of beneficial interest of the Federal Portfolio ("Oakmark Units"). The Federal Portfolio is a portfolio of Goldman Sachs Trust, which includes the Goldman Sachs—Institutional Liquid Asset Portfolios.

THE OAKMARK FUNDS

Existing holders of the units of the Government Portfolio, a portfolio of Goldman Sachs Trust no longer available to shareholders of the Funds, must exchange their units for shares of any of the Funds or for the Oakmark Units of the Federal Portfolio by close of business on March 30, 2007. If exchanging into a Fund, the new account must meet the minimum balance of $1,000 or $500 with an Automatic Investment Plan or for Coverdell Education Savings Accounts. If your units of the Government Portfolio are outstanding at the close of business on March 30, 2007, they will be liquidated and you will receive a check for the proceeds. If you hold units of the Government Portfolio in an IRA, your Government Portfolio units will be exchanged for Oakmark Units of the Federal Portfolio after the close of business on March 30, 2007.

For a prospectus and more complete information on the Oakmark Units, including management fees and expenses, please call 1-800-OAKMARK (1-800-625-6275) or visit oakmark.com. You may exchange your units of the Government Portfolio for shares of the Funds or Oakmark Units of the Federal Portfolio in writing or by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1 and following the instructions, or by calling an investor service representative at 1-800-OAKMARK. Please read the prospectus carefully before you invest or send money.

TYPES OF ACCOUNTS – CLASS I SHARES

A Fund's Class I Shares are offered to members of the general public. You may set up your account in any of the following ways:

Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

Retirement. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, and Coverdell Education Savings Account (formerly called an Education IRA). For detailed information on these accounts, see the Oakmark IRA disclosure booklets.

PROSPECTUS

The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan's trustee and the plan's trustee should contact the Fund regarding the establishment of an investment relationship.

TYPES OF ACCOUNTS – CLASS II SHARES

A Fund's Class II Shares are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase or redeem Class II Shares you must do so through an Intermediary. The purchase of Class II Shares is contingent upon an agreement between the Intermediary and the Fund(s). A Fund's Class II Shares pay a service fee at the annual rate of up to .25% of the average annual value of the Fund's Class II Shares. This service fee is paid to the Intermediary for performing services associated with the administration of a retirement plan.

If you invest in Class II Shares, the procedures by which you can purchase or redeem shares are governed by the terms of your retirement plan. Please contact your plan sponsor or service provider for information on how to buy and sell your Class II Shares, or contact an Oakmark investor services representative at 1-800-OAKMARK.

INVESTMENT MINIMUMS

(Applies to Class I Shares Only)

Type of Account	Initial Investment	Subsequent Investment
Regular investing account	$1,000	$100
Traditional or Roth IRA	1,000	100
SIMPLE IRA	Determined on a case by case basis	Determined on a case by case basis
Coverdell Education Savings Account (formerly called the Education IRA)	500	100
Automatic Investment Plan or Payroll Deduction Plan	500	100

SHARE PRICE

Net Asset Value. The share price is also called the net asset value (the "NAV") of a share. The NAV of a Class I or Class II share is determined by the Fund's custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for trading. A Fund's NAV will not be calculated on days when the NYSE is closed, such as on Saturdays and Sundays and on certain holidays, as more fully discussed in the Statement of Additional Information under "Purchasing and Redeeming Shares."

THE OAKMARK FUNDS

The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolios may change on days when the Funds are not open for business and you cannot purchase or redeem Fund shares.

Securities held by the Funds are generally valued at market value. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE.

Although fair valuation may be more commonly used with equity securities of non-U.S. issuers it may also be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Purchase Price and Effective Date. Each purchase of a Fund's Class I Shares is made at the NAV of Class I Shares next determined as follows:

•  A purchase by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by the Funds' transfer agent of your check or wire transfer or your electronic transfer investment instruction. An order is not accepted until the Funds' transfer agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

•  A purchase through an Intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor that is the Fund's authorized agent for the receipt of orders, is made at the NAV next determined after the Intermediary receives and accepts the order.

•  A purchase through an Intermediary that is not an authorized agent of the Fund for the receipt of orders, is made at the NAV next determined after the Fund's transfer agent receives and accepts the order.

Each purchase of a Fund's Class II Shares through an Intermediary is made at the NAV of Class II Shares next determined after the Intermediary receives and accepts the order.

Each Fund reserves the right to reject any purchase order accepted by an Intermediary if it determines that the order is not in the best interests of the Fund or its shareholders.

Price information may be obtained by visiting The Oakmark Funds' website at oakmark.com or by calling 1-800-OAKMARK and choosing menu option 1 to access our voice recognition system.

PROSPECTUS

GENERAL PURCHASING POLICIES

You may open an account and add to an account by purchasing directly from a Fund or through an Intermediary.

•  If you buy shares of a Fund through an Intermediary, the Intermediary may charge a fee for its services. Any such charge could constitute a substantial portion of a smaller account and may not be in your best interest. You may purchase a Fund's shares directly from the Fund without the imposition of any charges other than those described in this prospectus. See "How to Buy Class I Shares."

•  Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 15 days.

•  Each Fund reserves the right, under limited circumstances, to cancel any purchase or exchange order it receives.

Excessive and Short-Term Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to the Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders.

The Funds' board of trustees has adopted policies and procedures that seek to discourage and not accommodate excessive and short-term trading activities. These policies and procedures include, among other things: (1) imposing a redemption fee, as described below; and (2) utilizing a third-party fair valuation service provider. In addition, each Fund reserves the right to reject or restrict, without prior notice, any purchase or exchange order it receives, including orders from retirement plan participants, and orders that have been accepted by a shareholder's or retirement plan participant's Intermediary, that Fund management determines, in its sole discretion not to be in the Fund's best interest. The Funds also reserve the right to reject or restrict all purchases received from an Intermediary, including retirement plans, even if not all shareholders or plan participants are involved in excessive or short-term trading.

Despite the Funds' efforts to detect and prevent abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to identify such activity in certain omnibus accounts and other accounts traded through Intermediaries, some of which may be authorized agents of the Funds. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before being submitted to the Funds. Consequently, the Funds may not have knowledge of the identity of investors and their transactions as those transactions are submitted to the Funds.

Under a federal rule, the Funds will be required to have an agreement with many of their Intermediaries obligating the Intermediaries to provide, upon a Fund's request, information regarding the Intermediaries' customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activity will be detected, even if such an agreement is in place. If by the

THE OAKMARK FUNDS

compliance date, the Funds are unable to reach such an agreement with an Intermediary, the Funds will cease accepting purchase orders from that Intermediary.

To the degree the Funds are able to detect excessive or short-term trading in accounts maintained by Intermediaries, the Funds will seek the cooperation of the Intermediary to stop such trading. However, there can be no assurance that the Intermediary will cooperate in all instances. Certain Intermediaries may not presently possess the same operational or technical capabilities to track purchase, redemption or exchange orders made by an individual investor as the Funds, or may lack such capabilities entirely. Certain Intermediaries, in particular retirement plan administrators and sponsors, may possess other capabilities or utilize other techniques to deter excessive or short-term trading upon which the Funds may rely. These other capabilities and techniques may be more or less restrictive than those utilized by the Funds. Accordingly, you should consult with your Intermediary to determine what purchase and exchange limitations may be applicable to your transactions.

GENERAL REDEMPTION POLICIES

You may redeem your shares by contacting a Fund directly or through an Intermediary.

•  The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received. See "Investing with The Oakmark Funds—Share Price—Net Asset Value."

•  The Funds cannot accept a redemption request that specifies a particular redemption date or price.

•  Once a Fund accepts your redemption order, you may not cancel or revoke it.

•  The Funds generally will mail redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 15 days.

•  The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

Redemption in Kind. The Funds generally intend to pay all redemptions in cash. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

90-Day Redemption Fee on Fund Shares. Each Fund imposes a short-term trading fee on redemptions of its shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. For example, if you purchase shares on March 1, you must hold the shares for at least 91 days or until May 30; otherwise, you will be assessed the redemption fee. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account.

PROSPECTUS

The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

Certain Intermediaries, who utilize omnibus accounts with the Funds, have agreed to charge the Funds' redemption fee on their customers' accounts and remit such fee to the Funds. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the Intermediaries' methods for tracking and calculating the fee may differ in some respects from those utilized by the Funds.

The redemption fee does not apply to certain types of accounts held through Intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; and (iii) certain omnibus accounts where the omnibus accounts holder does not have the operational capability to impose a redemption fee on its underlying customer's accounts.

If you purchase Fund shares through an Intermediary, you should contact your Intermediary or refer to your plan documents for more information on whether the redemption fee will be applied to redemptions of your shares. When cooperation from an Intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the Intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by Intermediaries.

In addition, the redemption fee does not apply to:

•  shares acquired by automatic reinvestment of dividends or distributions of a Fund;

•  shares redeemed pursuant to a systematic withdrawal plan;

•  shares redeemed following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner;

•  shares redeemed as a result of involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund or pursuant to the requirements of the Funds' anti-money laundering policies and procedures;

•  shares redeemed to return excess contributions or in connection with required minimum distributions from retirement accounts;

•  shares redeemed in connection with a court order, including a qualified domestic relations order, or in connection with a shareholder's forfeiture of assets; and

•  shares acquired in connection with a change in account registration.

In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the Fund's best interests, including but not limited to when it determines that imposition of a redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. In order to determine your eligibility to receive a waiver, it may be necessary for you to provide the Funds or your Intermediary with information and records regarding your circumstance.

THE OAKMARK FUNDS

HOW TO BUY CLASS I SHARES

For investors who purchase directly from the Fund(s) and not through an Intermediary

BY CHECK

Opening an Account

•  Complete and sign the New Account Registration Form, enclose a check made payable to The Oakmark Funds and mail the Form and your check to the address indicated to the right.

•  Your initial investment must be at least $1,000.

•  PLEASE NOTE: The Funds do not accept cash, drafts, starter checks, checks made payable to a party other than The Oakmark Funds, checks drawn on banks outside of the U.S. or purchase orders specifying a particular purchase date or price per share.

•  The Funds will withhold redemption proceeds for up to 15 days after purchase of shares by check.

Adding to an Account

•  Mail your check made payable to The Oakmark Funds with either the additional investment form attached to your confirmation statement or a note with the amount of the purchase, your account number, and the name in which your account is registered to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your subsequent investments must be at least $100.

BY WIRE TRANSFER

Opening an Account

•  Generally, you may not open an account by wire transfer.

Adding to an Account

•  Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA# 9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.

•  Your subsequent investments must be at least $100.

PROSPECTUS

BY ELECTRONIC TRANSFER

Opening an Account

•  You may open a new account by electronic transfer only by visiting oakmark.com. Choose "Open an Account" in the drop-down menu under the "Investing with Us" tab and then follow the instructions.

•  The maximum initial investment via oakmark.com is $100,000.

•  The Funds will withhold redemption proceeds for up to 15 days after purchase of shares by electronic transfer.

Adding to an Account

•  If you established the electronic transfer privilege on your New Account Registration Form, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

•  Your subsequent investments must be at least $100.

•  If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

BY AUTOMATIC INVESTMENT

Opening an Account

•  Choose the Automatic Investment Plan on your New Account Registration Form.

•  Your initial investment must be at least $500 and be made by check payable to The Oakmark Funds.

•  In addition to your investment check, send a check marked "Void" or a deposit slip from your bank account along with your New Account Registration Form.

Adding to an Account

•  If you chose the Automatic Investment Plan when you opened your account, subsequent purchases of shares will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specified.

•  Your subsequent investments must be at least $100.

•  If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting The Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

THE OAKMARK FUNDS

BY PAYROLL DEDUCTION

Opening an Account

•  Complete and sign the New Account Registration Form and the Payroll Deduction Plan Application, enclose a check made payable to The Oakmark Funds and return both forms and the check for at least $500 to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your initial investment must be at least $500 and be made by check.

•  The Payroll Deduction Plan Application allows you to purchase shares of the Fund on a monthly, bi-monthly, or quarterly basis by instructing your employer to deduct from your paycheck a specified dollar amount.

Adding to an Account

•  If you completed the Payroll Deduction Plan Application, subsequent purchases of shares will be made automatically, either monthly, bi-monthly or quarterly, by deducting the dollar amount you specified from your pay.

•  Your subsequent investments must be at least $100.

•  If you want to establish the Payroll Deduction Plan, obtain a Payroll Deduction Plan Application by visiting The Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

PROSPECTUS

BY EXCHANGE

You may purchase shares of a Fund by exchange of shares of another Fund or by exchange of Oakmark Units (see "Investing with The Oakmark Funds—Eligibility to Buy Shares—Oakmark Units" above).

Opening an Account

•  Call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

•  Your initial investment into your new account must be at least $1,000.

•  Obtain a current prospectus for the Fund into which you are exchanging by visiting The Oakmark Funds' website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Adding to an Account

•  Call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

•  Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares, and the name of the Fund and the Fund account number into which you wish to buy shares, to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

•  Your subsequent investments must be at least $100.

•  The Trust may refuse at any time any exchange request it considers detrimental to a Fund.

•  An exchange transaction is a redemption of shares and purchase of shares for federal income tax purposes and may result in a capital gain or loss. An exchange may result in a 2% redemption fee on shares held for 90 days or less.

BY INTERNET

Opening an Account

•  Visit The Oakmark Funds' website at oakmark.com, choose "Open an Account" in the drop-down menu under the "Investing with Us" tab and then follow the instructions.

•  Your initial investment into your new account must be at least $1,000.

Adding to an Account

•  Visit The Oakmark Funds' website at oakmark.com, log in to your account and then follow the instructions.

•  Your subsequent investments must be at least $100.

THE OAKMARK FUNDS

HOW TO REDEEM CLASS I SHARES

For investors who redeem directly from the Funds and not through an Intermediary

IN WRITING

By mail:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

Express delivery or courier:

The Oakmark Funds
330 West 9th Street
Kansas City, MO 64105-1514
Ph: 617-449-6274

Your redemption request must:

•  identify the Fund and give your account number;

•  specify the number of shares or dollar amount to be redeemed; and

•  be signed in ink by all account owners exactly as their names appear on the account registration.

BY TELEPHONE

•  You may redeem shares from your account by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1, saying Redeem and then following the instructions, or by calling an investor service representative at 1-800-OAKMARK Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. Proceeds of an IRA redemption over the phone may only be sent to the address, not to a bank account. You may not redeem a Roth IRA, Simplified Employee Pension Plan (SEP) or Coverdell Education Savings Account by phone.

•  A check for the proceeds will be sent to your address of record, generally within seven days of receiving your proper request, or within 15 days of your purchase if you purchased the shares by check. You may select the overnight delivery option for your check for a fee. Overnight delivery is not available to a P.O. Box. See "Investing with The Oakmark Funds—General Redemption Policies."

•  A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  You may not redeem by telephone shares held in an account for which you have changed the address within the preceding 30 days.

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BY ELECTRONIC TRANSFER

•  To redeem shares from your account by electronic transfer, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1 and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

•  Payment of the proceeds will be made by electronic transfer only to a checking account previously designated by you at a bank that is a member of the ACH system. Confirm with your bank or credit union that it is a member of ACH.

•  Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 15 days of your purchase if you purchased the shares by electronic transfer.

•  A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive "good funds" for at least one week thereafter.

BY EXCHANGE

•  You may redeem some or all of your shares of a Fund and use the proceeds to buy shares of another Oakmark Fund or Oakmark Units either in writing or by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1 and following the instructions, or by calling an investor service representative at 1-800-OAKMARK.

•  Obtain a current prospectus for a Fund into which you are exchanging by visiting The Oakmark Funds' website at oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

•  An exchange request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  The Trust may refuse at any time any exchange request it considers detrimental to a Fund.

•  An exchange transaction is a redemption of shares and purchase of shares for federal income tax purposes and may result in a capital gain or loss. An exchange may result in a 2% redemption fee on shares held for 90 days or less.

See also the section entitled "How to Buy Class I Shares—By Exchange."

THE OAKMARK FUNDS

BY WIRE TRANSFER

•  To redeem shares from your account by wire transfer, call an investor service representative at 1-800-OAKMARK.

•  The proceeds will be paid by wire transfer to your bank account.

•  The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account.

•  Some transactions require a signature guarantee. See "How to Redeem Class I Shares—Signature Guarantee."

•  Payment of the proceeds will normally be wired on the next business day after receipt of your request.

•  A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

•  A wire transfer will normally result in your bank receiving "good funds" on the business day following the date of redemption of your shares.

BY AUTOMATIC REDEMPTION

•  You may automatically redeem a fixed dollar amount of shares each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by so electing on your New Account Registration Form.

•  Because withdrawal payments may have tax consequences, you should consult your tax advisor before establishing such a plan.

BY INTERNET

•  Visit The Oakmark Funds' web site at oakmark.com, log in to your account and then follow the instructions.

PROSPECTUS

SIGNATURE GUARANTEE

A Stamp 2000 Medallion Signature Guarantee must be included in your request to redeem your Fund shares, and your request must be in writing, if:

•  your account registration has been changed within the last 30 days;

•  the redemption check is to be mailed to an address different from the one on your account;

•  the redemption check is to be made payable to someone other than the registered account owner; or

•  you are instructing a Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

The signature guarantee must be a Stamp 2000 Medallion Signature Guarantee. You may be able to obtain such a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. You cannot obtain a signature guarantee from a notary public.

SMALL ACCOUNT FEE POLICY

Each Fund reserves the right to assess an annual fee of $25 on any account that, due to redemptions, falls below the minimum amount required to establish the account, as described above. The fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The fee does not apply to an account with an active investment builder or payroll deduction programs or to a retirement account.

SMALL ACCOUNT REDEMPTION

Each Fund reserves the right to redeem shares in any account, including any account held in the name of an Intermediary, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. A Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.

THE OAKMARK FUNDS

SHAREHOLDER SERVICES

CLASS I SHAREHOLDERS

If you are a holder of a Fund's Class I Shares, the following services are available to you.

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and sales of Fund shares, as well as periodic statements detailing distributions made by the Funds. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Funds will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.

The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Customer Identification Program. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the Funds are unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the Funds determine that they are unable to verify your identity; so, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

IRA Plans. The Trust has a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account or SIMPLE IRA on a tax-sheltered basis in the Funds or Oakmark Units. The plan also permits you to "roll over" or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the

PROSPECTUS

distribution. If your employer has a SEP, you may establish a Traditional IRA with a Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting The Oakmark Funds' website at oakmark.com or calling an investor service representative at 1-800-OAKMARK.

Establishing Privileges. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, visit The Oakmark Funds' website at oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK to request the appropriate form.

Voice Recognition System ("OAKLINK"). To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK (choose menu option 1). Please note: you must have a personal identification number (a "PIN") to access account information through OAKLINK. To establish a PIN, call 1-800-OAKMARK and choose menu options 1, **, 1, then 6 and you will be prompted for your social security number and account number information for PIN establishment for system access. If you have problems, please contact an Investor Service Representative at 1-800-OAKMARK Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

Website. To learn more about The Oakmark Funds, or to obtain a prospectus, account application, shareholder report, account servicing form, average cost information or each Fund's daily NAV, to establish systematic investing privileges or to read portfolio manager commentaries visit The Oakmark Funds' website at oakmark.com. To perform transactions, change your address, order duplicate statements or obtain information about your account, such as your account balance, your last transaction and account history, log into your account and follow the instructions.

Forms for Servicing Accounts. To facilitate investing, the Funds make the following forms available:

•  New Account Registration Form

•  IRA Application

•  IRA Transfer of Assets Form

•  IRA Distribution Form

•  Add-A-Fund Form

•  Education Savings Account Application (formerly Education IRA)

•  Education Savings Account Transfer of Assets Form

THE OAKMARK FUNDS

•  Shareholder Services Form (which includes forms to add or change your: address, social security or tax ID number, electronic transactions, bank information, distribution options, systematic withdrawal plan, automatic investment plan)

•  Name Change Request

•  Change of Beneficiary Form

•  Check Writing Signature Form

•  Transfer on Death Form

•  Payroll Deduction Application

•  Power of Attorney

Telephone and Internet Transactions. You may perform many transactions—including exchanges, purchases and redemptions—by telephone and over the Internet. To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a PIN or password, request more information and send written confirmations of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

Account Address Change. You may change the address of record for your Fund account by sending written instructions to the Funds at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by telephoning an investor service representative at 1-800-OAKMARK. You may change your address by visiting The Oakmark Funds' website at oakmark.com and logging in to your account and following the instructions. You may also change your address by noting the change on the investment slip included as part of your quarterly account statement. Please be sure to sign the slip as authorization. P.O. Box addresses will only be accepted with accompanying street address information. If you change your address of record without a signature guarantee, unless you request that the redemption proceeds be sent to your bank account of record with the Funds, the Funds will not honor the redemption request for the following 30 days. During that period, the Funds will require written redemption requests with signature guarantees.

Account Registration Change. You may change the name on your account registration only by sending your written instructions with a Stamp 2000 Medallion Signature Guarantee, as described above, to the transfer agent at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. See "How to Redeem Class I Shares—Signature Guarantee." Please note that a new account application or other documentation may be required depending on the type of account registration.

Account Transcripts. You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK. The Funds may assess a processing charge for a transcript order.

PROSPECTUS

CLASS II SHAREHOLDERS

If you are a holder of a Fund's Class II Shares, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. You should contact your plan sponsor or service provider for information about the services available to you under the terms of your plan.

THE OAKMARK FUNDS

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund's portfolio securities. Equity and Income Fund may declare and pay dividends from net investment income semi-annually, while each of the other Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.

Exchanges. If you perform an exchange transaction, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Distributions. Distributions from investment income (dividends) and net short-term capital gains are taxable as ordinary income except as noted below. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Distributions will be taxable to you whether received in cash or reinvested in Fund shares.

The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions also may be taxed by the country in which you reside.

Your distributions are taxable whether you take them in cash or reinvest them in additional shares.

PROSPECTUS

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains, except that "qualified dividend income" of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which currently reach a maximum of 15%. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

Every January, each of your Funds will send you and the Internal Revenue Service ("IRS") a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

Average Cost Calculation. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, each Fund provides you with an average cost statement with your 1099 tax form. This average cost statement is based on transaction activity in an account for the period during which you held the account directly with the Fund.

Buying Into a Distribution. Purchasing a Fund's shares in a taxable account shortly before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.

A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund's portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, if a Fund qualifies for, and makes, a special election, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

Backup Withholding. You must furnish to the Funds your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

THE OAKMARK FUNDS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last five years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended September 30, 2006 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the annual report and is incorporated by reference in the Statement of Additional Information, which are available on request. Deloitte & Touche LLP has also audited the information for the fiscal years ended September 30, 2005, 2004, 2003 and 2002. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

PROSPECTUS

THE OAKMARK FUND

For a share outstanding throughout each period

	CLASS I
	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$40.75	$38.68	$33.85	$28.08	$32.01
Income from investment operations:
Net investment income	0.39 (a)	0.34	0.16	0.13	0.12
Net gains or losses on investments (both realized and unrealized)	3.85	1.90	4.81	5.75	(3.85)
Total from investment operations:	4.24	2.24	4.97	5.88	(3.73)
Less distributions:
Dividends (from net investment income)	(0.35)	(0.17)	(0.14)	(0.11)	(0.20)
Distributions (from capital gains)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.35)	(0.17)	(0.14)	(0.11)	(0.20)
Redemption fee per share	0.00 (b)	0.00 (b)	0.00 (b)	—	—
Net asset value, end of period	$44.64	$40.75	$38.68	$33.85	$28.08
Total return	10.46%	5.79%	14.73%	20.99%	(11.77)%
Ratios/supplemental data:
Net assets, end of period ($million)	$5,486.2	$6,340.4	$6,474.0	$4,769.4	$3,300.9
Ratio of expenses to average net assets	1.05%*	1.03%*	1.05%	1.14%	1.17%
Ratio of net investment income to average net assets	0.94%	0.79%	0.47%	0.48%	0.38%
Portfolio turnover rate	9%	16%	19%	21%	44%
	CLASS II
	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$40.51	$38.45	$33.68	$28.04	$31.97
Income from investment operations:
Net investment income	0.25 (a)	0.26 (a)	0.04 (a)	0.05 (a)	0.16
Net gains or losses on investments (both realized and unrealized)	3.82	1.87	4.78	5.69	(3.92)
Total from investment operations:	4.07	2.13	4.82	5.74	(3.76)
Less distributions:
Dividends (from net investment income)	(0.23)	(0.07)	(0.05)	(0.10)	(0.17)
Distributions (from capital gains)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.23)	(0.07)	(0.05)	(0.10)	(0.17)
Redemption fee per share	0.00 (b)	—	—	—	—
Net asset value, end of period	$44.35	$40.51	$38.45	$33.68	$28.04
Total return	10.08%	5.55%	14.32%	20.52%	(11.85)%
Ratios/supplemental data:
Net assets, end of period ($million)	$37.5	$43.7	$51.9	$21.1	$7.7
Ratio of expenses to average net assets	1.40%*	1.26%*	1.40%	1.53%	1.44%
Ratio of net investment income to average net assets	0.59%	0.58%	0.11%	0.06%	0.35%
Portfolio turnover rate	9%	16%	19%	21%	44%

*  The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amounts round to less than $0.01 per share.

THE OAKMARK FUNDS

THE OAKMARK SELECT FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$33.44	$31.20	$27.55	$21.67	$25.20
Income from investment operations:
Net investment income	0.36 (a)	0.29	0.15 (a)	0.05	0.02
Net gains or losses on investments (both realized and unrealized)	2.76	2.19	3.60	5.85	(3.50)
Total from investment operations:	3.12	2.48	3.75	5.90	(3.48)
Less distributions:
Dividends (from net investment income)	(0.29)	(0.24)	(0.10)	(0.02)	(0.05)
Distributions (from capital gains)	(1.79)	0.00	0.00	0.00	0.00
Total distributions	(2.08)	(0.24)	(0.10)	(0.02)	(0.05)
Redemption fee per share	0.00 (b)	0.00 (b)	0.00 (b)	—	—
Net asset value, end of period	$34.48	$33.44	$31.20	$27.55	$21.67
Total return	9.58%	7.98%	13.64%	27.25%	(13.85)%
Ratios/supplemental data:
Net assets, end of period ($million)	$5,776.6	$5,908.0	$5,463.0	$4,993.0	$3,717.6
Ratio of expenses to average net assets	0.99%*	1.00%*	1.00%	1.02%	1.07%
Ratio of net investment income to average net assets	1.08%	0.87%	0.50%	0.23%	0.09%
Portfolio turnover rate	22%	21%	14%	20%	32%
	Class II
	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$33.24	$31.00	$27.37	$21.56	$25.10
Income from investment operations:
Net investment income (loss)	0.26 (a)	0.21	0.09 (a)	0.00 (b)	(0.04)
Net gains or losses on investments (both realized and unrealized)	2.72	2.18	3.58	5.81	(3.50)
Total from investment operations:	2.98	2.39	3.67	5.81	(3.54)
Less distributions:
Dividends (from net investment income)	(0.20)	(0.15)	(0.04)	0.00	0.00
Distributions (from capital gains)	(1.79)	0.00	0.00	0.00	0.00
Total distributions	(1.99)	(0.15)	(0.04)	0.00	0.00
Redemption fee per share	0.00 (b)	—	—	—	—
Net asset value, end of period	$34.23	$33.24	$31.00	$27.37	$21.56
Total return	9.18%	7.72%	13.40%	26.95%	(14.10)%
Ratios/supplemental data:
Net assets, end of period ($million)	$68.1	$85.2	$98.0	$93.1	$64.4
Ratio of expenses to average net assets	1.34%*	1.25%*	1.21%	1.29%	1.36%
Ratio of net investment income (loss) to average net assets	0.78%	0.65%	0.29%	(0.04)%	(0.19)%
Portfolio turnover rate	22%	21%	14%	20%	32%

*  The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amounts round to less than $0.01 per share.

PROSPECTUS

THE OAKMARK EQUITY AND INCOME FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$25.41	$23.12	$20.30	$17.18	$17.45
Income from investment operations:
Net investment income	0.44	0.31	0.15	0.17	0.33 (a)
Net gains or losses on investments (both realized and unrealized)	1.18	2.77	2.81	3.19	(0.40)
Total from investment operations:	1.62	3.08	2.96	3.36	(0.07)
Less distributions:
Dividends (from net investment income)	(0.34)	(0.20)	(0.14)	(0.24)	(0.16)
Distributions (from capital gains)	(0.20)	(0.59)	0.00	0.00	(0.04)
Total distributions	(0.54)	(0.79)	(0.14)	(0.24)	(0.20)
Redemption fee per share	0.00 (b)	0.00 (b)	0.00 (b)	—	—
Net asset value, end of period	$26.49	$25.41	$23.12	$20.30	$17.18
Total return	6.51%	13.65%	14.64%	19.75%	(0.47)%
Ratios/supplemental data:
Net assets, end of period ($million)	$10,414.5	$9,223.2	$7,577.9	$4,138.0	$2,241.9
Ratio of expenses to average net assets	0.86%*	0.89%*	0.92%	0.93%	0.96%
Ratio of net investment income to average net assets	1.88%	1.36%	0.78%	1.07%	1.71%
Portfolio turnover rate	81%	112%	72%	48%	73%
	Class II
	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$25.29	$23.03	$20.24	$17.15	$17.40
Income from investment operations:
Net investment income	0.35	0.28	0.11	0.16	0.30 (a)
Net gains or losses on investments (both realized and unrealized)	1.19	2.72	2.79	3.15	(0.40)
Total from investment operations:	1.54	3.00	2.90	3.31	(0.10)
Less distributions:
Dividends (from net investment income)	(0.28)	(0.15)	(0.11)	(0.22)	(0.11)
Distributions (from capital gains)	(0.20)	(0.59)	0.00	0.00	(0.04)
Total distributions	(0.48)	(0.74)	(0.11)	(0.22)	(0.15)
Redemption fee per share	0.00 (b)	—	—	—	—
Net asset value, end of period	$26.35	$25.29	$23.03	$20.24	$17.15
Total return	6.18%	13.34%	14.36%	19.46%	(0.60)%
Ratios/supplemental data:
Net assets, end of period ($million)	$718.1	$582.0	$478.7	$246.6	$118.7
Ratio of expenses to average net assets	1.18%*	1.14%*	1.17%	1.17%	1.20%
Ratio of net investment income to average net assets	1.57%	1.11%	0.53%	0.84%	1.50%
Portfolio turnover rate	81%	112%	72%	48%	73%

*  The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amounts round to less than $0.01 per share.

THE OAKMARK FUNDS

THE OAKMARK GLOBAL FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2006	2005	2004	2003		2002
Net asset value, beginning of period	$23.91	$19.73	$16.98	$11.30		$10.83
Income from investment operations:
Net investment income	0.27	0.17	0.09	0.01		0.00	(a)(b)
Net gains or losses on investments (both realized and unrealized)	3.74	4.48	2.71	5.67		0.76	(c)
Total from investment operations:	4.01	4.65	2.80	5.68		0.76
Less distributions:
Dividends (from net investment income)	(0.26)	(0.10)	0.00 (a)	0.00		0.00
Distributions (from capital gains)	(0.97)	(0.37)	(0.05)	0.00		(0.29)
Total distributions	(1.23)	(0.47)	(0.05)	0.00		(0.29)
Redemption fee per share	0.00 (a)	0.00 (a)	0.00 (a)	—		—
Net asset value, end of period	$26.69	$23.91	$19.73	$16.98		$11.30
Total return	17.46%	23.88%	16.54%	50.27%		6.84%
Ratios/supplemental data:
Net assets, end of period ($million)	$2,282.2	$1,842.9	$1,336.3	$704.8		$175.6
Ratio of expenses to average net assets	1.18%*	1.20%*	1.26%	1.28%		1.55%
Ratio of net investment income (loss) to average net assets	1.18%	0.81%	0.47%	0.00	%(d)	(0.01)%
Portfolio turnover rate	41%	17%	16%	42%		86%

*  The ratio excludes expense offset arrangement.

(a)  Amounts round to less than $0.01 per share.

(b)  Computed using average shares outstanding throughout the period.

(c)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.

(d)  Amount rounds to less than 0.01%.

PROSPECTUS

THE OAKMARK GLOBAL FUND

For a share outstanding throughout each period

	Class II
	Year Ended September 30,				October 10, 2001 through September 30,
	2006	2005	2004	2003	2002 (a)
Net asset value, beginning of period	$23.63	$19.53	$16.84	$11.24	$11.25
Income from investment operations:
Net investment income (loss)	0.18	0.11	0.05	0.02	(0.03)
Net gains or losses on investments (both realized and unrealized)	3.69	4.43	2.69	5.58	0.31 (b)
Total from investment operations:	3.87	4.54	2.74	5.60	0.28
Less distributions:
Dividends (from net investment income)	(0.22)	(0.07)	0.00	0.00	0.00
Distributions (from capital gains)	(0.97)	(0.37)	(0.05)	0.00	(0.29)
Total distributions	(1.19)	(0.44)	(0.05)	0.00	(0.29)
Redemption fee per share	0.00 (c)	—	—	—	—
Net asset value, end of period	$26.31	$23.63	$19.53	$16.84	$11.24
Total return	17.01%	23.53%	16.32%	49.82%	2.31%
Ratios/supplemental data:
Net assets, end of period ($million)	$77.1	$58.6	$24.7	$5.8	$0.6
Ratio of expenses to average net assets	1.56%	1.45%*	1.50%	1.46%	1.86%
Ratio of net investment income (loss) to average net assets	0.80%	0.63%	0.37%	(0.01)%	(0.26)%
Portfolio turnover rate	41%	17%	16%	42%	86%

*  The ratio excludes expense offset arrangement.

(a)  The date on which Class II shares were first offered for sale to the public was October 10, 2001.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.

(c)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

THE OAKMARK GLOBAL SELECT FUND

Global Select Fund did not commence operations until October 2, 2006. As a result, financial highlights are not presented.

PROSPECTUS

THE OAKMARK INTERNATIONAL FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2006		2005	2004	2003	2002
Net asset value, beginning of period	$23.52		$18.98	$15.67	$12.17	$12.51
Income from investment operations:
Net investment income	0.41		0.27	0.24	0.11	0.14
Net gains or losses on investments (both realized and unrealized)	4.49		4.59	3.18	3.52	(0.31)
Total from investment operations:	4.90		4.86	3.42	3.63	(0.17)
Less distributions:
Dividends (from net investment income)	(0.59)		(0.27)	(0.11)	(0.13)	(0.17)
Distributions (from capital gains)	(1.00)		(0.05)	0.00	0.00	0.00
Total distributions	(1.59)		(0.32)	(0.11)	(0.13)	(0.17)
Redemption fee per share	0.00	(a)	0.00 (a)	0.00 (a)	—	—
Net asset value, end of period	$26.83		$23.52	$18.98	$15.67	$12.17
Total return	22.14%		25.85%	21.92%	29.97%	(1.53)%
Ratios/supplemental data:
Net assets, end of period ($million)	$7,200.5		$5,627.4	$4,036.9	$2,676.6	$1,393.8
Ratio of expenses to average net assets	1.08	%*(b)	1.11%*	1.20%	1.25%	1.31%
Ratio of net investment income to average net assets	1.80%		1.32%	1.40%	1.03%	1.34%
Portfolio turnover rate	37%		14%	21%	34%	24%
	Class II
	Year Ended September 30,
	2006		2005	2004	2003	2002
Net asset value, beginning of period	$23.36		$18.86	$15.58	$12.13	$12.47
Income from investment operations:
Net investment income	0.34		0.22	0.18	0.08	0.15
Net gains or losses on investments (both realized and unrealized)	4.45		4.55	3.16	3.48	(0.37)
Total from investment operations:	4.79		4.77	3.34	3.56	(0.22)
Less distributions:
Dividends (from net investment income)	(0.54)		(0.22)	(0.06)	(0.11)	(0.12)
Distributions (from capital gains)	(1.00)		(0.05)	0.00	0.00	0.00
Total distributions	(1.54)		(0.27)	(0.06)	(0.11)	(0.12)
Redemption fee per share	0.00	(a)	—	—	—	—
Net asset value, end of period	$26.61		$23.36	$18.86	$15.58	$12.13
Total return	21.71%		25.50%	21.52%	29.52%	(1.76)%
Ratios/supplemental data:
Net assets, end of period ($million)	$496.0		$362.9	$259.2	$123.2	$48.5
Ratio of expenses to average net assets	1.47	%*(b)	1.38%*	1.53%	1.67%	1.58%
Ratio of net investment income to average net assets	1.43%		1.08%	1.18%	0.69%	1.33%
Portfolio turnover rate	37%		14%	21%	34%	24%

*  The ratio excludes expense offset arrangement.

(a)  Amounts round to less than $0.01 per share.

(b)  The ratio was revised from 1.10% to 1.08% for Class I shares and from 1.49% to 1.47% for Class II shares after release of the financial statements contained in the Funds' annual report to shareholders for the period ended September 30, 2006.

THE OAKMARK FUNDS

THE OAKMARK INTERNATIONAL SMALL CAP FUND

For a share outstanding throughout each period

	Class I
	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$22.79	$18.26	$13.74	$10.17	$10.00
Income from investment operations:
Net investment income	0.42	0.20	0.11	0.11	0.11
Net gains or losses on investments (both realized and unrealized)	5.12	4.98	4.52	3.82	0.36 (a)
Total from investment operations:	5.54	5.18	4.63	3.93	0.47
Less distributions:
Dividends (from net investment income)	(0.70)	(0.27)	(0.12)	(0.09)	(0.16)
Distributions (from capital gains)	(3.54)	(0.38)	0.00	(0.27)	(0.14)
Total distributions	(4.24)	(0.65)	(0.12)	(0.36)	(0.30)
Redemption fee per share	0.00 (b)	0.00 (b)	0.01	—	—
Net asset value, end of period	$24.09	$22.79	$18.26	$13.74	$10.17
Total return	28.50%	29.04%	33.94%	39.78%	4.68%
Ratios/supplemental data:
Net assets, end of period ($million)	$1,274.5	$1,007.2	$734.1	$477.8	$357.7
Ratio of expenses to average net assets	1.37%*	1.41%*	1.49%	1.57%	1.64%
Ratio of net investment income to average net assets	1.73%	0.96%	0.72%	0.99%	1.28%
Portfolio turnover rate	44%	47%	29%	30%	42%
	Class II
	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$22.77	$18.25	$13.69	$10.14	$9.97
Income from investment operations:
Net investment income	0.41	0.18	0.13	0.08	0.13 (c)
Net gains or losses on investments (both realized and unrealized)	5.10	4.98	4.52	3.81	0.30 (a)
Total from investment operations:	5.51	5.16	4.65	3.89	0.43
Less distributions:
Dividends (from net investment income)	(0.69)	(0.26)	(0.09)	(0.07)	(0.12)
Distributions (from capital gains)	(3.54)	(0.38)	0.00	(0.27)	(0.14)
Total distributions	(4.23)	(0.64)	(0.09)	(0.34)	(0.26)
Redemption fee per share	0.00 (b)	—	—	—	—
Net asset value, end of period	$24.05	$22.77	$18.25	$13.69	$10.14
Total return	28.33%	28.94%	34.11%	39.39%	4.25%
Ratios/supplemental data:
Net assets, end of period ($million)	$0.8	$0.6	$0.5	$0.4	$0.3
Ratio of expenses to average net assets	1.47%*	1.49%*	1.39%	1.81%	1.87%
Ratio of net investment income to average net assets	1.62%	0.87%	0.75%	0.72%	1.06%
Portfolio turnover rate	44%	47%	29%	30%	42%

*  The ratio excludes expense offset arrangement.

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.

(b)  Amount rounds to less than $0.01 per share.

(c)  Computed using average shares outstanding throughout the period.

PROSPECTUS

NOTES:

NOTES:

NOTES:

NOTES:

You may obtain more information about The Oakmark Funds' investments in the Funds' semi-annual and annual reports to shareholders. These reports contain information on the market conditions and investment strategies that significantly affected The Oakmark Funds' performance during the last fiscal year.

You may wish to read the Statement of Additional Information for more information about The Oakmark Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

You may obtain free copies of The Oakmark Funds' semi-annual and annual reports and the Statement of Additional Information, request other information, and discuss your questions about The Oakmark Funds by writing or calling:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558
1-800-OAKMARK
(1-800-625-6275)

The requested documents will be sent within three business days of your request.

You may also obtain the Funds' Statement of Additional Information and the annual, semi-annual and quarterly reports to shareholders, along with other information, free of charge, by visiting The Oakmark Funds' website at oakmark.com.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Harris Associates Investment Trust

811-06279

HASPROS07

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2007

THE OAKMARK FUNDS
No-Load Funds

Two North LaSalle Street
Chicago, Illinois 60602-3790
Telephone 1-800-OAKMARK (1-800-625-6275)
www.oakmark.com

This Statement of Additional Information relates to The Oakmark Fund (“Oakmark Fund”), The Oakmark Select Fund (“Select Fund”), The Oakmark Equity and Income Fund, (“Equity and Income Fund”), The Oakmark Global Fund (“Global Fund”), The Oakmark Global Select Fund (“Global Select Fund”), The Oakmark International Fund (“International Fund”) and The Oakmark International Small Cap Fund (“International Small Cap Fund”), each a series of Harris Associates Investment Trust (the “Trust”). This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds’ prospectus dated the same date as this Statement of Additional Information and any supplement thereto. You may obtain a prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above. The financial statements of each Fund for the most recent fiscal year may be found in the Funds’ annual report and are incorporated herein by reference.

Table of Contents

The Funds	2

Investment Restrictions	2

How the Funds Invest	4

Investment Adviser	13

Portfolio Managers	15

Codes of Ethics	17

Proxy Voting Policies and Procedures	17

Trustees and Officers	18

Principal Shareholders	25

Purchasing and Redeeming Shares	26

Additional Tax Information	29

Distributor	30

Portfolio Holdings Disclosure	31

Portfolio Transactions	31

Declaration of Trust	34

Custodian and Transfer Agent	34

Independent Registered Public Accounting Firm	35

Appendix A – Bond Ratings	A-1

Appendix B – Financial Statements	B-1

1

THE FUNDS

Oakmark Fund, Select Fund, Global Fund, Global Select Fund, International Fund and International Small Cap Fund seek long-term capital appreciation. Equity and Income Fund seeks income and preservation and growth of capital.

The Funds are series of the Trust, an open-end management investment company, and each Fund other than Select Fund and Global Select Fund is diversified. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated February 1, 1991 (the “Declaration of Trust”).

Each Fund’s shares are divided into two share classes: Class I Shares and Class II Shares. Class I Shares of each Fund are offered to members of the general public. As described more fully in the prospectus, Class II Shares of each Fund are offered to certain retirement and profit sharing plans. Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust’s board of trustees. All shares of a Fund of a given class have equal rights in the event of liquidation of that class. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

INVESTMENT RESTRICTIONS

In pursuing their respective investment objectives, no Fund will:

1.             [This restriction does not apply to Select Fund and Global Select Fund] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

2.             Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3.             Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

4.             [Funds other than Global Select Fund] Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund’s assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund’s total assets]; [Global Select Fund only] Borrow money except for temporary or emergency purposes in amounts not exceeding 33-1/3% of the value of the Fund’s assets at the time of borrowing, including the amount borrowed.

5.             [Funds other than Global Select Fund] Issue any senior security except in connection with permitted borrowings; [Global Select Fund only] Issue any senior security in contravention of the Investment Company Act of 1940;

6.             Underwrite the distribution of securities of other issuers; however the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

7.             Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements,(1) or (c) [Funds other than Oakmark Fund] lending its portfolio securities [the

(1)                                  A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

2

Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

8.             Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9.             [Funds other than Global Select Fund] Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts; [Global Select Fund only] Purchase and sell physical commodities or commodity contracts;

10.           Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(2)

11.           Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

12.           Invest in companies for the purpose of management or the exercise of control;

13.           Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

14.           [Oakmark Fund, Select Fund and Equity and Income Fund only] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [Global Fund, International Fund and International Small Cap Fund only] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

15.           [Oakmark Fund, Select Fund and Equity and Income Fund only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts (“ADRs”));(3)

16.           Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(4)) does not exceed 5% of the value of the Fund’s net assets, and the Fund covers such a short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff;

(2)                                  In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(3)                                  Although securities represented by ADRs are not subject to restriction 15, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

(4)                                  A short sale “against the box” involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

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17.           Purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

18.           Write any call option or put option unless the option is covered* and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets;

19.           Invest in futures or options on futures, except that it may invest in forward foreign currency contracts [Global Select Fund may invest in stock futures and index futures].

The first 10 restrictions listed above, except the bracketed portions and the footnotes related to the restrictions, are fundamental policies and may be changed only with the approval of the holders of a “majority of the outstanding voting securities” of the respective Fund, which is defined in the Investment Company Act of 1940 (the “1940 Act”) as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as “fundamental,” and a Fund’s investment objective, may be changed by the board of trustees without shareholder approval. A Fund’s investment objective will not be changed without at least 30 days’ notice to shareholders.

Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund and Global Select Fund, that such purchase will not result in the Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

HOW THE FUNDS INVEST

Bottom-Up Investment Process

All portfolio managers at Harris Associates L.P., investment adviser to The Oakmark Funds (the “Adviser”), strive to abide by a consistent philosophy and process. This process involves a collective, unified effort at identifying what the managers believe are the best values in the marketplace.

*                                         In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the Fund having a value at least equal to the value of such underlying securities are segregated on the books of the Fund’s custodian or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount are segregated on the books of the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option are segregated on the books of the Fund’s custodian on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

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Each manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up investment process:

Bottom-Up Investment Process

Universe of Thousands of Equity Securities (All stocks available for investment.)
â
Criteria Screens (Managers and research team screen for stocks that they believe are worth further consideration.)
â
Quantitative and Qualitative Research (Rigorous analysis is performed to ensure that the stock meets certain “value” standards.)
â

Approved List (Approximately 120-160 securities.)

â
Invest (Managers select stocks from the approved list for their specific funds.)

Small Cap Securities

Certain of the Funds may invest in “small cap companies.” For those Funds other than International Small Cap Fund, a small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($3.66 billion as of December 29, 2006). The mean market capitalization of companies included in the S&P Small Cap 600 Index was $974 million as of December 29, 2006. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which each Fund invests may change.

For International Small Cap Fund, a small cap company is one whose market capitalization is less than $5 billion at the time of investment. Under normal market conditions, International Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies. International Small Cap Fund will notify shareholders at least 60 days prior to changing that policy.

Securities of Non-U.S. Issuers

International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers. Global Fund typically invests between 25-75% of its total assets in securities of non-U.S. issuers. Global Select Fund typically invests at least 40% of its total assets in securities of non-U.S. issuers (unless the Adviser deems market and/or company valuations less favorable to non-U.S. issuers, in which case the Fund will invest at least 30% of its total assets in securities of non-U.S. issuers). The other Funds each may invest up to 25% of their assets in securities of non-U.S. issuers.

International investing permits an investor to take advantage of the growth in markets outside the U.S. The Funds may invest in securities of non-U.S. issuers directly or in the form of ADRs, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both “sponsored” and “unsponsored” ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For

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example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under “Currency Exchange Transactions.”

You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; frequently greater transaction and custody costs; risk expropriation; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

Privatizations. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund, International Small Cap Fund, Global Fund and Global Select Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund, International Small Cap Fund, Global Fund and Global Select Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Emerging Markets. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the “SEC”). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an

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emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, that Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust’s board of trustees.

Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

Currency Exchange Transactions. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“forward contract”). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund’s currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund’s commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund’s custodian and marked to market daily, while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less

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than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Debt Securities

Each Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor’s, a division of the McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”), commonly called “junk bonds”) and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund’s assets that may be invested in debt securities in a particular ratings category, except that each of International Fund and International Small Cap Fund will not invest more than 10% of its respective total assets in securities rated below investment grade, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See “Investing with The Oakmark Funds – Share Price” in the prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions.

A description of the characteristics of bonds in each ratings category is included in Appendix A to this statement of additional information.

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When-Issued, Delayed-Delivery and Other Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

A Fund may also enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund’s rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund’s rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

Government-Sponsored Entity Securities

Each Fund may invest in government-sponsored entity securities, which are securities issued by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, among others. Although such an issuer may be chartered or sponsored by an Act of Congress, its securities are neither issued nor guaranteed by the U.S. Treasury.

Inflation-Indexed Securities

Each Fund may invest in inflation-indexed debt securities issued by governments, their agencies or instrumentalities or corporations. The principal amount of such a security is periodically adjusted according to changes in the rate of inflation as measured by the consumer price index (“CPI”). The interest rate is fixed at issuance as a percentage of the principal amount as so adjusted from time to time. If the CPI declines, the principal amount of the security will be reduced and, consequently, the amount of interest payable on the security will also be reduced. Conversely, the principal amount and the amount of interest will increase if the CPI adjustment is positive. Any increase in the principal amount of an inflation-indexed debt security is taxable currently as ordinary income, even though the investor does not receive the principal until maturity.

In the case of U.S. Treasury inflation-indexed debt securities, repayment of the principal upon maturity (as adjusted for inflation) is guaranteed. However, the current market value of this type of security is not guaranteed and will fluctuate.

Illiquid Securities

No Fund may invest in illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s assets.

If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where a Fund holds restricted securities and registration is required, the Fund may be

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obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by or under the direction of the board of trustees.

Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund’s restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under “Investment Restrictions.”) A determination of whether a Rule 144A security is liquid or not is a question of fact. In making that determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser may consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Private Placements

Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund’s net assets would be invested in illiquid securities.

Short Sales

Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund’s net assets, and the Fund covers such short sales as described in the following paragraph.

A short sale against-the-box involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into such securities with no restriction other than the payment of additional consideration.

In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, in order to cover its short positions, the Fund must deposit and continuously maintain in a separate account with the Fund’s custodian either (1) an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration or (2) cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

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Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest that the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Lending of Portfolio Securities

Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 7 under “Investment Restrictions.” Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period. In addition, the Fund may not exercise proxy voting rights for a security that is on loan.

Foreign Investment Companies

Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund may also invest in other investment companies that invest in non-U.S. securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

Options

Each Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets. In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the

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Fund having a value at least equal to the value of such underlying securities are segregated on the books of the Fund’s custodian or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount are segregated on the books of the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option are segregated on the books of the Fund’s custodian on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the last reported sale price, or, if no sale price is available, at the mean between the last bid and asked prices, or if the mean is not available, at the most recent bid quotation.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Temporary Defensive Investment Strategies

Each Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. The defensive investments of International Fund, International Small Cap Fund, Global Fund and Global Select Fund may be in securities of U.S. issuers denominated in dollars. It is impossible to predict whether, when or for how long a Fund will employ a defensive strategy.

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In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash and may invest any portion of its assets in money market instruments.

INVESTMENT ADVISER

The Adviser furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds’ business affairs pursuant to investment advisory agreements relating to the respective Funds (the “Agreements”). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds’ prospectus, profiles and reports to prospective investors.

Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund’s shares under federal and state securities laws, the fees of trustees not affiliated with the Adviser and the compensation of the Funds’ chief compliance officer.

For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund’s net assets at the end of the preceding month. Basing the fee on net assets at the end of the preceding month has the effect of (i) delaying the impact of changes in assets on the amount of the fee and (ii) in the first year of a fund’s operation, reducing the amount of the aggregate fee by providing for no fee in the first month of operation. The annual rates of fees as a percentage of each Fund’s net assets are as follows:

Fund	Fee
Oakmark	1.00% up to $2 billion; 0.90% from $2-3 billion; 0.80% from $3-5 billion; 0.75% from $5-7.5 billion; 0.70% from $7.5-10 billion; and 0.65% over $10 billion
Select	1.00% up to $1 billion; 0.95% from $1-1.5 billion; 0.90% from $1.5-2 billion; 0.85% from $2-2.5 billion; 0.80% from $2.5-5 billion; 0.75% from $5-10 billion; and 0.725% over $10 billion
Equity and Income	0.75% up to $5 billion; 0.70% from $5-7.5 billion; 0.675% from $7.5-10 billion; 0.65% from $10-12.5 billion; and 0.60% over $12.5 billion
Global	1.00% up to $2 billion; 0.95% from $2-4 billion; and 0.90% over $4 billion
Global Select	1.00% up to $2 billion; 0.95% from $2-3 billion; 0.875% from $3-7 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion; 0.95% from $2-3 billion; 0.85% from $3-5 billion; 0.825% from $5-7.5 billion; 0.815% from $7.5-11 billion; and 0.805% over $11 billion
International Small Cap	1.25% up to $500 million; 1.10% from $500 million to $1.5 billion; 1.05% from $1.5-3.5 billion; and 1.025% over $3.5 billion

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The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them for the last three fiscal years, which are described in the prospectus.*

	Type of	Year Ended	Year Ended	Year Ended
Fund	Payment	September 30, 2006	September 30, 2005	September 30, 2004
Oakmark	Advisory fee	$50,810,228	$59,184,688	$50,652,178
Select	Advisory fee	51,360,669	49,906,327	48,070,958
Equity and Income	Advisory fee	73,931,558	63,670,347	46,997,810
Global	Advisory fee	21,200,163	16,115,537	12,245,761
Global Select *	Advisory fee	N/A	N/A	N/A
International	Advisory fee	61,243,264	47,254,405	36,337,644
International Small Cap	Advisory fee	13,155,012	10,432,050	7,616,526

*Global Select Fund had not commenced operations as of September 30, 2006.

The Agreement for each Fund (except for Global Select Fund) was for an initial term that expired on October 31, 2001. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days’ written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act. The Agreement for Global Select Fund is for an initial term to expire October 31, 2007, subject to renewal by the board of trustees.

The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”), whose directors are David G. Herro, Robert M. Levy, John R. Raitt, Kristi L. Rowsell, G. Neal Ryland and Peter S. Voss. Mr. Raitt is the president and chief executive officer of HAI. HAI is a wholly-owned subsidiary of IXIS Asset Management US Group, L.P. (“IXIS US”). IXIS US owns 99.67% of the limited partnership interests in the Adviser and, through its wholly-owned subsidiary, IXIS Asset Management Holdings, LLC (“IXIS Holdings”), all of the outstanding shares of HAI. IXIS US is a limited partnership that owns investment management and distribution and service entities.

IXIS US is part of IXIS Asset Management Group, an international asset management group based in Paris, France. As of January 29, 2007, IXIS Asset Management Group will be ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis (formerly Natexis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and the Banque Fédérale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires.  The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75011 Paris, France.

The Adviser has contractually agreed to reimburse Class I Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class I Shares: 1.50% in the case of Oakmark Fund and Select Fund; 1.00% in the case of Equity and Income Fund; 1.75% in the case of Global Fund and Global Select Fund; and 2.00% in the case of International Fund and International Small Cap Fund. The Adviser has also contractually agreed to reimburse Class II Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class II Shares: Oakmark Fund and Select Fund, 1.75% (1.50% + .25%); Equity and Income Fund, 1.25% (1.00% + .25%); Global Fund and Global Select Fund, 2.00% (1.75% + .25%); and

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International Fund and International Small Cap Fund, 2.25% (2.00% + .25%). Each such agreement is effective through January 31, 2008.

Expenses allocable to each class of Fund shares are calculated daily. If a Fund is entitled to any reduction in fees or expenses, reimbursement is made monthly.

Litigation Involving the Adviser

In August 2004, a complaint entitled Jones, et al. v. Harris Associates L.P. was filed in the U.S. District Court for the Western District of Missouri against the Adviser alleging, among other things, that the Adviser breached its fiduciary duty by charging excessive management fees to Oakmark Fund, Equity and Income Fund, and Global Fund in violation of Section 36(b) of the 1940 Act. The case was subsequently transferred to the U.S. District Court for the Northern District of Illinois. Plaintiffs seek unspecified damages and other relief, including a return by the Adviser of management fees paid by those Funds. The Adviser believes these allegations are without merit and intends to defend them vigorously.

PORTFOLIO MANAGERS

Portfolio Managers’ Management of Other Accounts

Many of the Fund’s portfolio managers manage other accounts in addition to managing one or more of the Funds. The following table sets forth the number and total assets of the mutual funds and other accounts managed by each portfolio manager as of September 30, 2006, unless otherwise indicated. None of these accounts has an advisory fee based on the performance of the account.

		Registered Investment Companies (other than The Oakmark Funds)		Other Pooled Investment Vehicles		Other Accounts† (Harris Associates L.P. Separately Managed Accounts)
Fund‡	Name of Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Oakmark	William Nygren	3	$2,774,398,996	0	$0	0	$0
	Kevin Grant	0	$0	0	$0	0	$0
Select	William Nygren	3	$2,774,398,996	0	$0	0	$0
	Henry Berghoef	1	$78,444,493	0	$0	0	$0
Equity and Income	Clyde McGregor	0	$0	2	$462,174,515	120	$875,063,898
	Edward Studzinski	0	$0	0	$0	0	$0
Global	Clyde McGregor	0	$0	2	$462,174,515	120	$875,063,898
	Robert Taylor	1	$1,813,600,921	2	$462,174,515	8	$1,046,506,332
International	David Herro	6	$3,628,114,466	2	$1,772,825,592	13	$3,195,828,141
International Small Cap	David Herro	6	$3,628,114,466	2	$1,772,825,592	13	$3,195,828,141
	Chad Clark	3	$1,311,072,113	2	$1,772,825,592	10	$2,419,098,010

† Personal investment accounts of portfolio managers and their families are not reflected.

‡ Global Select Fund had not commenced operations as of September 30, 2006.

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on each account’s specific investment objectives, guidelines, restrictions and circumstances. It is the Adviser’s policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price, and where the order has not been completely filled,

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each institutional account, including the Funds, will generally participate on a pro rata basis. For more information on how the Adviser aggregates orders and allocates securities among the accounts participating in those orders, see the section “Portfolio Transactions” in this Statement of Additional Information.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Portfolio Managers Compensation Structure

Each of the Funds’ portfolio managers is compensated solely by the Adviser. Compensation for each of the portfolio managers is based on the Adviser’s assessment of the individual’s long-term contribution to the investment success of the firm and is structured as follows:

(1)          Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2)          Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Adviser’s domestic and international investment groups is allocated among the senior level employees of the group and is paid annually.

(3)          Participation in a long-term compensation plan that provides current compensation to certain key employees of the Adviser and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of the Adviser’s domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Funds and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Funds or the amount of Fund assets. Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P 500 and 40% Lehman Bond Index), Morgan Stanley Capital World International (“MSCI”) Index, MSCI World ex-U.S. Index and the Adviser’s approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a Fund’s inception or since the portfolio manager has been managing the Fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Adviser in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to the Adviser, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

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Portfolio Managers’ Ownership of Fund Shares

The following table sets forth the dollar range of shares of the Funds beneficially owned by each Fund’s portfolio manager as of September 30, 2006.*

Fund	Name of Portfolio Manager	Dollar Range of Fund Holdings

Oakmark	William Nygren Kevin Grant	Over $1,000,000 Over $1,000,000
Select	William Nygren Henry Berghoef	Over $1,000,000 Over $1,000,000
Equity and Income	Clyde McGregor Edward Studzinski	Over $1,000,000 Over $1,000,000
Global	Clyde McGregor Robert Taylor	Over $1,000,000 Over $1,000,000
Global Select Fund*	David Herro William Nygren	N/A N/A
International	David Herro	Over $1,000,000
International Small Cap	David Herro Chad Clark	Over $1,000,000 Over $1,000,000

* Global Select Fund had not commenced operations as of September 30, 2006.  As of December 31, 2006, each of Messrs. Herro and Nygren owned beneficially shares of Global Select Fund having a value over $1,000,000.

CODES OF ETHICS

The Trust, the Adviser and the Funds’ distributor, Harris Associates Securities L.P. (“HASLP”), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit.  The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements.  Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, they regulate such investing by those employees.

PROXY VOTING POLICIES AND PROCEDURES

The Adviser, as part of its management responsibilities, is responsible for exercising all voting rights with respect to the Funds’ portfolio securities in accordance with the Adviser’s proxy voting policies and procedures.

The Adviser exercises voting rights solely with the goal of serving the best interests of its clients (including the Funds) as shareholders of a company.  In determining how to vote on any proposal, the Adviser’s Proxy Committee considers the proposal’s expected impact on shareholder value and does not consider any benefit to the Adviser or its employees or affiliates.

The Adviser considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned.  Therefore, on most issues, the Adviser casts votes in accordance with management’s recommendations.  However, when the Adviser believes that management’s position on a particular issue is not in the best interests of the Funds and their shareholders, the Adviser will vote contrary to management’s recommendation.

Proxy Voting Guidelines

The Adviser’s Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors.  The Proxy Committee normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a Fund and its shareholders to vote contrary to the guidelines.

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The voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

•                  With respect to a company’s board of directors, the Adviser believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it will normally vote in favor of proposals that ensure such independence.

•                  With respect to auditors, the Adviser believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

•                  With respect to equity based compensation plans, the Adviser believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors.  However, the Adviser will normally vote against plans that substantially dilute its clients’ ownership interest in the company or provide participants with excessive awards.  The Adviser will also normally vote in favor of proposals to require the expensing of options.

•                  With respect to shareholder rights, the Adviser believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable.  Therefore, the Adviser will normally vote against proposals for supermajority voting rights, against the issuance of poison pill preferred shares, and against proposals for different classes of stock with different voting rights.

•                  With respect to “social responsibility” issues, the Adviser believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management.  The Adviser is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

The Proxy Committee may determine not to vote a Fund’s proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting.  For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and the Adviser may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

Conflicts of Interest

The Proxy Committee, in consultation with the Adviser’s legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting.  A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with the Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director), or when one of the Adviser’s employees has a personal interest in a proxy matter.  When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the Funds and their shareholders, the Adviser will vote in accordance with either its written guidelines or the recommendation of an independent voting service.  If the Adviser believes that voting in accordance with the guidelines or the recommendation of the voting service would not be in the collective best interests of the Funds and their shareholders, the Executive Committee of the Trust’s Board of Trustees will determine how shares should be voted.

How to Obtain the Oakmark Funds’ Proxy Voting Record

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds’ portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds’ website at oakmark.com and on the SEC’s website at sec.gov.

TRUSTEES AND OFFICERS

The board of trustees has overall responsibility for the Funds’ operations.  Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.  The retirement age for trustees is 72.  Information regarding the trustees and officers of the Trust including their principal business activities during the past five years is set forth below:

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Trustees Who Are Not Interested Persons of the Trust

Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee

Michael J. Friduss, 64	Trustee	1995	Principal, MJ Friduss & Associates, Inc. (telecommunications consultants)	7	None

Thomas H. Hayden, 55	Trustee	1995	Principal, TerraNova Market Strategies, LLC (market research and strategic consulting practice) since July 2006; President, Greenhouse Communications (advertising agency) from 2004 to 2006; Executive Vice President, Campbell Mithun, (advertising and marketing communication agency), prior thereto	7	None

Christine M. Maki, 46	Trustee	1995	Vice President–Tax, Hyatt Corporation (hotel management)	7	None

Allan J. Reich, 58	Trustee	1993	Partner, Seyfarth Shaw LLP (law firm) since 2003; Vice Chairman of D’Ancona & Pflaum LLC (law firm), prior thereto	7	None

Steven S. Rogers, 49	Trustee	2006	Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation	7

Director, SC Johnson Wax (manufacturer of household cleaning, personal care and insecticide products), SuperValu, Inc. (supermarket retailer and food distributor), AMCORE Financial, Inc. (bank holding company), and W.S. Darley & Co. (fire fighting and emergency equipment manufacturers)

Marvin R. Rotter, 60	Trustee	1995	Retired since 2004; Senior Advisor to Chief Executive Officer, AXA Advisors, LLC (formerly named Rotter & Associates) prior thereto	7	None

Burton W. Ruder, 63	Trustee	1995	President, The Academy Financial Group (venture capital investment and transactional financing firm); Manager, Cedar Green Associates (real estate management firm)	7	None

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Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee

Gary N. Wilner, M.D., 66	Trustee and Chairman of the Board of Trustees	1993	Retired, since 2004; Senior Attending Physician, Evanston Hospital; Medical Director – Cardiopulmonary Wellness Program, Evanston Hospital Corporation, prior thereto	7	Chairman of the Board of Directors, North American Scientific, Inc. (developer of radioisotopic products for the treatment and diagnosis of disease)

Trustees Who Are Interested Persons of the Trust

Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee

Peter S. Voss*, 60	Trustee	1995	Chairman and Chief Executive Officer, IXIS Asset Management Group; Chairman, President and Chief Executive Officer, IXIS Asset Management US Corporation, formerly named IXIS Asset Management. North America, L.P. (investment management); Chairman of IXIS Asset Management US, LLC; Member of the Supervisory Board, IXIS Asset Management; Director, Harris Associates, Inc. (“HAI”)	7	None

John R. Raitt*, 52	Trustee and President	2003	President and Chief Executive Officer, HAI, Harris Associates L.P. (“HALP”) and Harris Associates Securities L.P. (“HASLP”) since 2003; Chief Operating Officer, HALP, prior thereto	7	None

Other Officers of the Trust

Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#

Robert M. Levy, 56	Executive Vice President	2004	Chairman, HAI; Chief Investment Officer of Domestic Equity, HALP; President and Chief Executive Officer, HAI, HALP and HASLP, 1997 – 2002; Portfolio Manager, HALP

Henry R. Berghoef, 57	Vice President and Portfolio Manager (The Oakmark Select Fund)	2000	Director of Domestic Research, HALP, since 2003; Associate Director of Research, 2001 – 2002; Portfolio Manager and Analyst, HALP

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Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#

Chad M. Clark, 34	Vice President and Portfolio Manager (The Oakmark International Small Cap Fund)	2005	Portfolio Manager, HALP; International Analyst, HALP

Richard J. Gorman, 41	Chief Compliance Officer, Vice President and Assistant Secretary	2006	Chief Compliance Officer of the Trust, since 2006; Senior Special Counsel, Investment Management Regulation, United States Securities and Exchange Commission, prior thereto

Kevin G. Grant, 42	Vice President and Portfolio Manager (The Oakmark Fund)	2000	Portfolio Manager and Analyst, HALP

David G. Herro, 46	Vice President and Portfolio Manager (The Oakmark Global Select Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund)	1992	Chief Investment Officer, HALP, since 2003; Portfolio Manager and Analyst, HALP

John J. Kane, 35	Treasurer	2005	Manager – Mutual Fund and Institutional Services, HALP; Assistant Treasurer to the Trust from 1999 to 2005

Clyde S. McGregor, 54	Vice President and Portfolio Manager (The Oakmark Equity and Income Fund and The Oakmark Global Fund)	1995	Portfolio Manager, HALP

William C. Nygren, 48	Vice President and Portfolio Manager (The Oakmark Fund, The Oakmark Select Fund and The Oakmark Global Select Fund)	1996	Portfolio Manager and Analyst, HALP

Vineeta D. Raketich, 35	Vice President	2003	Manager, International Operations and Client Relations, HALP, since 2003; Supervisor, Mutual Fund and Institutional Services, HALP, prior thereto

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Name, Address† and Age at December 31, 2006	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#

Janet L. Reali, 55	Vice President and Secretary	2001	Vice President, General Counsel and Secretary, HAI, HALP and HASLP, since 2001

Kristi L. Rowsell, 40	Vice President, and Principal Financial Officer	2005	Director, Chief Financial Officer and Treasurer, HAI; Chief Financial Officer, HALP and HASLP, prior thereto

Edward A. Studzinski, 57	Vice President and Portfolio Manager (The Oakmark Equity and Income Fund)	2000	Portfolio Manager and Analyst, HALP

Robert A. Taylor, 34	Vice President and Portfolio Manager (The Oakmark Global Fund)	2005	Director of International Research, since 2004; Portfolio Manager and Analyst, HALP

Christopher P. Wright, 32	Vice President	2005	Director of Mutual Fund Operations, HALP, since 2004; Assistant Director of Mutual Fund Operations, HALP, prior thereto

†	Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

#	As used in this table, “HALP,” “HAI” and “HASLP” refer to the Adviser, the general partner of the Adviser, and the Fund’s distributor, respectively.

*

Mr. Voss and Mr. Raitt are trustees who are “interested persons” of the Trust as defined in the 1940 Act because Mr. Voss is an officer of the Adviser’s parent company, Mr. Raitt is an officer of the Adviser, and both Mr. Raitt and Mr. Voss are on the board of HAI.

The Adviser, on customary terms, manages investment accounts controlled by Mr. Reich.

The committees of the board of trustees include an executive committee, audit committee, governance committee and management contracts committee.  The following table identifies the members of those committees as of September 30, 2006, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2006.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2006	Principal Functions of Committee

Executive Committee	Gary N. Wilner, M.D.** Burton W. Ruder Peter S. Voss	3***	The executive committee generally has the authority to exercise the powers of the board during intervals between meetings.

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Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2006	Principal Functions of Committee

Audit Committee	Allan J. Reich** Michael J. Friduss Thomas H. Hayden Christine M. Maki Steven S. Rogers* Gary N. Wilner, M.D.	4

The principal responsibilities of the audit committee include the following:

•  to oversee the accounting and financial reporting policies and practices of the Trust, its internal controls and, as appropriate, the internal controls of certain service providers;

•  to oversee the quality and objectivity of the financial statements of the Funds and the independent audits thereof;

•  to approve the selection of the independent registered public accounting firm of the Funds;

•  to act as liaison between the independent auditors of the Funds and the full board of trustees; and

•  to oversee the portfolio transaction policies and practices of the Funds.

Governance Committee	Michael J. Friduss** Allan J. Reich Marvin R. Rotter Burton W. Ruder Gary N. Wilner, M.D.	6

The governance committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested trustees and compensation of non-interested trustees, and oversees the process for evaluating the functioning of the board.

Management Contracts Committee	Thomas H. Hayden** Christine M. Maki Steven S. Rogers* Marvin R. Rotter Burton W. Ruder Gary N. Wilner, M.D.	7

The committee on management contracts is responsible for reviewing in the first instance, and making recommendations to the board regarding, investment advisory agreements and any other agreements relating to the management or administration of any Fund.

Pricing Committee	John R. Raitt Janet L. Reali Kristi L. Rowsell Vineeta D. Raketich John J. Kane	11	The committee is authorized, on behalf of the board, to determine, in accordance with the valuation procedures established by the board, fair valuations of portfolio securities.

*             Mr. Rogers was elected as a trustee on April 26, 2006 and was appointed to the audit and management contracts committees.

**        Chair of the committee.

***   The executive committee took action by unanimous written consent one time during the fiscal year ended September 30, 2006.

The following table shows the compensation paid by the Trust for the fiscal year ended September 30, 2006 to each trustee who was not an “interested person” of the Trust:

Name of Trustee	Aggregate Compensation from the Trust*	Average Compensation per Fund
Michael J. Friduss	$127,250	$21,208

Thomas H. Hayden	$130,750	$21,792

Christine M. Maki	$126,000	$21,000

Allan J. Reich	$135,500	$22,583

Steven S. Rogers**	$39,379	$6,563

Marvin R. Rotter	$121,500	$20,250

Burton W. Ruder	$135,000	$22,500

Gary N. Wilner, M.D.	$204,000	$34,000

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*    Each Fund is a series of the Trust and the Trust constitutes the entire fund complex.  Aggregate compensation includes compensation that was deferred pursuant to the deferred compensation plan as described below.  As of September 30, 2006, the total amounts accrued under the plan were $718,500 for Mr. Friduss, $699,906 for Mr. Hayden, $714,917 for Ms. Maki, $917,749 for Mr. Rotter, $426,560 for Mr. Ruder and $805,605 for Dr. Wilner.

**  Mr. Rogers was elected as a trustee on April 26, 2006.

The Trust has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years.  The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee.  The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds or the Institutional Liquid Assets (“ILA”) Administration Units (“Oakmark Units”) of the Federal Portfolio of Goldman Sachs Trust, as designated by the trustee. At the time for commencing distributions from a trustee’s deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund’s obligation to make distributions under the Plan is a general obligation of that Fund.  No Fund will be liable for any other Fund’s obligations to make distributions under the Plan.

Trustees who are “interested persons” of the Trust, as well as the officers of the Trust, are compensated by the Adviser and not by the Trust.  The Trust does not provide any pension or retirement benefits to its trustees.

The following table shows the value of shares of each Fund “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”)) by each trustee (within dollar ranges) as of December 31, 2006.

Trustee	Oakmark Fund	Select Fund	Equity and Income Fund	Global Fund	Global Select Fund	International Fund	International Small Cap Fund

Michael J. Friduss	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Thomas H. Hayden	$10,001 – 50,000	$50,001 – 100,000	$50,001 – 100,000	$50,001 – 100,000	$50,001 – 100,000	None	None

Christine M. Maki	Over $100,000	Over $100,000	$10,001 – 50,000	Over $100,000	None	Over $100,000	$50,001 – 100,000

John R. Raitt	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Allan J. Reich	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$1 – 10,000	$50,001 – 100,000	$10,001 – 50,000

Steven S. Rogers	None	$1 – 10,000	$10,001 – 50,000	$10,001 – 50,000	None	None	$1 – 10,000

Marvin R. Rotter	None	None	None	None	Over $100,000	Over $100,000	None

Burton W. Ruder	None	$10,001 – 50,000	$10,001 – 50,000	Over $100,000	None	Over $100,000	Over $100,000

Peter S. Voss	Over $100,000	Over $100,000	$50,001 – 100,000	None	None	Over $100,000	Over $100,000

Gary N. Wilner, M.D.	$50,001 – 100,000	Over $100,000	$1 – 10,000	Over $100,000	$50,001 – 100,000	Over $100,000	$50,001 – 100,000

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At December 31, 2006, the trustees and officers as a group owned beneficially less than 1% of the outstanding Class II shares of each Fund and less than 1% of the outstanding Class I shares of each Fund other than: Select Fund, as to which the trustees and officers owned 1.37% and Global Select Fund, as to which they owned  9.90%.

PRINCIPAL SHAREHOLDERS

The only persons known by the Trust to own of record or “beneficially” (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of December 31, 2006 were:

Name and Address	Fund and Class	Percentage of Outstanding Shares Held

Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151	Oakmark Fund – Class I Select Fund – Class I Equity and Income Fund – Class I Global Fund – Class I Global Select Fund – Class I International Fund – Class I International Small Cap Fund – Class I	25.78% 25.40 29.57 35.18 25.08 30.03 45.02

Great West Life Annuity Insurance Co. (1) 8515 East Orchard Road Greenwood Village, CO 80111-5002	International Fund – Class II	47.46%

Hartford Life Insurance Company P.O. Box 2999 Hartford, CT 06104-2999	Equity and Income Fund – Class II	12.49%

Merrill Lynch Pierce Fenner & Smith Inc. (1) 4800 Deer Lake Drive E., 3rd Floor Jacksonville, FL 32246-6484	Oakmark Fund – Class II Select Fund – Class II Equity and Income Fund – Class II International Fund – Class I International Fund – Class II International Small Cap Fund – Class II	12.24% 52.09 19.15 5.60 28.97 48.93

Metropolitan Life Company 8515 East Orchard Road Greenwood Village, CO 80111-5002	Oakmark Fund – Class II	14.03%

National Financial Services Corp. (1) 200 Liberty Street New York, NY 10281-1003

Oakmark Fund – Class I

Select Fund – Class I

Equity and Income Fund – Class I

Global Fund – Class I

Global Select Fund – Class I

International Fund – Class I

International Small Cap Fund – Class I

International Small Cap Fund – Class II

		26.45% 30.85 26.06 23.60 26.98 10.02 19.50 38.77

Nationwide Trust Company, FSB P.O. Box 182029 Columbus, OH 43218-2029	Oakmark Fund – Class II Equity and Income Fund – Class II Global Fund – Class II International Fund – Class II	23.68% 20.50 91.93 8.86

Prudential Investment Management Service (1) 194 Wood Ave. S., Ste. 201 Iselin, NJ 08830-2710	International Fund – Class I	8.35%

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Name and Address	Fund and Class	Percentage of Outstanding Shares Held

Prudential Retirement Insurance and Annuity Company TTEE (1) 801 Pennsylvania Avenue Kansas City, MO 64105-1307	Select Fund – Class II Equity and Income Fund – Class II	13.83% 5.56

Reliance Trust Company (1) FBO MetLife NAV Plans 8515 East Orchard Road Greenwood Village, CO 80111-5002	Oakmark Fund – Class II Select Fund – Class II Equity and Income Fund – Class II	35.86% 17.44 8.18

Trustlynx & Co. P.O. Box 173736 Denver, CO 80217-3736	International Small Cap Fund – Class II	12.30%

Union Bank Trust Nominee (1) FBO SelectBenefit Ominbus P.O. Box 85484 San Diego, CA 92186-5484	Oakmark Fund – Class II Equity and Income Fund – Class II	5.04% 5.63

Wachovia Bank (1) 1525 West Wt Harris Boulevard, Charlotte, NC 28288-0001	Equity and Income Fund – Class II	8.49%

(1)   Shares are held for accounts of customers.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions are discussed in the Funds’ prospectus under the headings “Investing with The Oakmark Funds,” “How to Buy Class I Shares,” “How to Sell Class I Shares” and “Shareholder Services.”

Net Asset Value

The Funds’ net asset values are determined only on days on which the New York Stock Exchange (the “NYSE”) is open for trading.  The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.  If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The net asset value per Class I Share or per Class II Share of each Fund is determined by the Trust’s custodian.  The net asset value of Class I Shares of a Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding.  Similarly, the net asset value of Class II Shares of a Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding.  Domestic securities traded on securities exchanges are generally valued at the last sale price on the exchange where the security is principally traded, or lacking a reported sale at the time of valuation, at the most recent bid quotation.  Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price (“NOCP”), or lacking a NOCP at the time of valuation, at the most recent bid quotation.  Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.  The values of securities of non-U.S. issuers that are traded on an exchange are generally based upon market quotations that, depending upon local convention or regulation, may be last sale price, last bid or asked price, the mean between last bid and asked prices, an official closing price, or may be valued based on a pricing composite.  The market value of exchange-traded securities is determined by using prices provided by one or more professional pricing services, or, as needed, by obtaining market quotations from independent broker-dealers.  Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation.  Debt obligations and money market instruments with a maturity of 61 days or less from the date of purchase are valued on an amortized cost basis.  Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by or under the direction of the board of trustees.  All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer.  If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by or under the direction of the board of trustees.

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Trading in the portfolio securities of International Fund, International Small Cap Fund, Global Fund and Global Select Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on days (such as Saturday) when the NYSE is not open and the Funds do not calculate their net asset value.  In addition, trading in the Funds’ portfolio securities may not occur on days when the NYSE is closed.  Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Funds’ portfolio securities and the value of the Funds’ portfolios may be significantly affected on days when shares of the Funds may not be purchased or redeemed.  Even on days on which both non-U.S. markets and the NYSE are open, several hours may have passed between the time when trading in a non-U.S. market closes and the NYSE closes and the Funds calculate their net asset values.

Computation of net asset value (and the sale and redemption of a Fund’s shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable.  A Fund may value a security at a fair value if it appears that the valuation of the security has been materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the net asset value is calculated.  The Trust has retained a third party service provider to assist in determining estimates of fair values for foreign securities.  That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.  When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the net asset value of the applicable Fund.

The Trust has adopted a policy regarding the correction of any error in the computation of NAV in accordance with guidance provided by the SEC.  When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated.  If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken.  If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken

< ½ of 1% of the originally computed NAV

If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds, the Fund may have incurred a fund loss. The Fund determines whether it has incurred a net fund loss or a net fund benefit during the error period.

If the Fund has incurred a net loss, the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a net benefit from the error, no action is taken. A net benefit cannot be carried forward to offset a future fund loss.

= or > ½ of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as

27

a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Shares Purchased through Intermediaries

Class I Shares of any of the Funds may be purchased through certain financial service companies, such as broker-dealers, banks, retirement plan service providers and retirement plan sponsors, who are agents of the Funds for the limited purpose of receiving and transmitting instructions for the purchase or sale of fund shares (“Intermediaries”).  Class II Shares of each Fund are offered only for purchase through certain retirement plans, such as 401(k), and profit sharing plans.  To purchase Class II Shares, you must do so through an Intermediary.

An Intermediary accepts purchase and sale orders as an authorized agent of the Funds pursuant to a written agreement.  Any purchase or sale is made at the net asset value next determined after receipt and acceptance of the order by the Intermediary.  Federal securities laws require Intermediaries to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the net asset value next determined after that business day.  The Funds have no ability to verify compliance by the Intermediaries with that requirement.

Certain Intermediaries perform recordkeeping, administrative and/or shareholder servicing services for their customers that may otherwise be performed by the Funds’ transfer agent.  In some circumstances, the Funds and the Adviser will pay such Intermediaries for providing these services.  Generally, the amount paid by a Fund and the Adviser is limited to approximately 0.40% of the average annual value of Class I Shares serviced by the Intermediary and 0.65% of the average annual value of Class II Shares serviced by the Intermediary.  The amount paid by a Fund to an Intermediary for such sub-transfer agency and shareholder servicing services will not exceed the estimated fees that the Fund would have paid to its own transfer agent if those shares were registered directly in the shareholders’ names on the transfer agent’s books.  In addition, the Adviser and/or the Funds’ distributor may make payments for various additional services or other expenses for the services listed above or for distribution-related services out of their profits or other available sources.

Although Fund share transactions may generally be done directly with the Funds at no charge, certain Intermediaries may charge a transaction-based or other fee for their services.  Those charges are retained by such Intermediaries and are not shared with the Funds, the Adviser or the Funds’ distributor. The Trust reserves the right to waive minimum investment requirements for purchases made through Intermediaries.

Redemption in Kind

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder.  Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities.  Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

Small Account Fee and Redemption Policy

Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to assess an annual fee of $25 on any account or to redeem all the shares in any account, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions.  Prior to redeeming all of the shares in such account, a Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.  The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

90-Day Redemption Fee

Each Fund imposes a short-term trading fee on redemptions of Fund shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading:  portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions.  The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance of the account.  The “first-in, first-out” (FIFO) method is used to determine the holding period,

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which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.  The redemption fee does not apply to certain types of accounts or types of transactions, as discussed in the Funds’ prospectus under “90-Day Redemption Fee on Fund Shares.”

Money Market Exchange Fund

The Adviser acts as a Service Organization for the Oakmark Units of the Federal Portfolio of Goldman Sachs Trust, which Oakmark Units may be purchased directly or by exchanging shares of a Fund.  For acting as such, the Adviser receives a fee at the annual rate of 0.25% of the average daily net assets of the Oakmark Units, of which 0.15% is paid by the Federal Portfolio and 0.10% is paid by Goldman Sachs Asset Management, L.P.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations.  Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

ADDITIONAL TAX INFORMATION

General

Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  At the time of your purchase, a Fund’s net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund.  A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%.  The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements.  The amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund.  To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders.  Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

You will be advised annually as to the source of distributions for tax purposes.  If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

A Fund may be required to withhold federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions.  Backup withholding may be required if:

•                  You fail to furnish your properly certified social security or other tax identification number;

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•                  You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•                  You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•                  The IRS informs the Fund that your tax identification number is incorrect.

As modified by the Act, the backup withholding percentage is 28% for amounts paid through 2010, when the percentage will increase to 31% unless amended by Congress.

Those certifications are contained in the application that you complete when you open your Fund account.  Each Fund must promptly pay the IRS all amounts withheld.  Therefore, it usually is not possible for the Funds to reimburse you for amounts withheld.  You may, however, claim the amount withheld as a credit on your federal income tax return.

International Fund and International Small Cap Fund

Dividends and distributions paid by International Fund and International Small Cap Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds’ income consists of dividends paid by United States corporations.  Capital gain distributions paid by the Funds are never eligible for this deduction.

Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income.  If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source.  Under the Code, if more than 50% of the value of the Fund’s total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both).  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

International Fund, International Small Cap Fund, Global Fund and Global Select Fund intend to meet the requirements of the Code to “pass through” to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so.  Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund’s gross income from foreign sources.  Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such “pass through” of foreign tax credits.

The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders.  You are encouraged to consult your own tax advisor.  The foregoing information applies to U.S. shareholders.  U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

DISTRIBUTOR

Shares of the Funds are offered for sale by HASLP without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders.  HASLP is an affiliate of the Adviser.  All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP.  The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

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The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws.  The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP.  HASLP offers the Funds’ shares only on a best efforts basis.  HASLP is located at Two North LaSalle Street, Chicago, Illinois 60602-3790.

PORTFOLIO HOLDINGS DISCLOSURE

The Adviser maintains portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund.  These portfolio holdings disclosure policies have been approved by the board of trustees.  The board of trustees periodically reviews these policies and procedures to ensure they adequately protect shareholders.  It is the policy of the Funds and their service providers to protect the confidentiality of portfolio holdings and to prevent the selective disclosure of non-public information about each Funds’ portfolio holdings.

Rating and ranking organizations such as Lipper, Inc. and Morningstar, Inc. or consultants and/or other financial industry institutions may request a complete list of portfolio holdings in order to rank or rate a Fund or to assess the risks of the Fund’s portfolio and to produce related performance attribution statistics.  Similarly, an Intermediary may be provided with portfolio holdings in order to allow the Intermediary to prepare Fund information for shareholders on a timely basis.  The disclosure of portfolio holdings to such third parties will be subject to a requirement that those third parties maintain the confidentiality of such information and that the information be used only for a stated legitimate business purpose other than for trading.  The Funds’ Chief Compliance Officer, Chief Executive Officer and Treasurer are authorized to disclose each Fund’s portfolio securities in accordance with the procedures.  Neither the Trust nor the Adviser may receive compensation or other consideration in connection with the disclosure of portfolio holdings.

Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly reports on Form N-Q in the first and third quarters.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov.

Additionally, each Fund, except Select Fund and Global Select Fund, posts on its website at www.oakmark.com a complete list of its portfolio holdings within 30 days of month-end.  Also, each Fund, including Select Fund and Global Select Fund, posts on its website a complete list of portfolio holdings within 12 business days of fiscal quarter-end.

PORTFOLIO TRANSACTIONS

The Adviser is responsible, subject to the supervision of the board of trustees, for selecting brokers and dealers (“brokers”) for the execution of each Fund’s portfolio transactions.  The Adviser seeks to place purchase and sale orders in a manner that is fair and reasonable to each Fund. The primary consideration in placing all portfolio transactions is the Adviser’s ability to obtain “best execution” of such orders.  Best execution means prompt and reliable execution at the most favorable price, taking into account a number of relevant factors including, among other things, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum market impact, the reliability, integrity and financial condition of the broker, and the ability of the broker to commit resources to the execution of the trade.  Such factors are weighed by the Adviser in determining the overall reasonableness of the brokerage commission. In selecting brokers for portfolio transactions, the Adviser takes into account its past experiences in determining those brokers who are likely to help achieve best execution.

There are many instances when, in the Adviser’s judgment, more than one broker can offer comparable execution services.  In selecting among such brokers, consideration may be given to those brokers that supply research and other services or products in addition to execution services.  These services and products are primarily proprietary research provided by the executing broker relating to companies, industries, investment strategy and economic, financial and political conditions useful to the Adviser in advising the Funds and other accounts.  The Adviser is authorized to allocate brokerage to brokers who have provided brokerage and research services or products, as such services and products are defined in Section 28(e) of the 1934 Act, for a Fund and/or other accounts for which the Adviser exercises investment discretion (sometimes referred to as “soft dollar” arrangements).  Such arrangements may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines that an arrangement qualifies for the safe harbor provided by Section 28(e) of the 1934 Act.

The Adviser is the principal source of information and advice to the Funds, and the research and other services provided by brokers to the Adviser are considered to be in addition to the information and advice provided by the Adviser to the Funds.  The board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds.  In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the research and other services obtained from brokers through whom a Fund effects securities transactions, and that not all such research and services may be used by the Adviser for the Funds.

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Prior to its ceasing portfolio trading operations in June 2005, HASLP was permitted to act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust.  The board of trustees, including a majority of the trustees who are not “interested” trustees, had determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP was likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charged the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions.  The board of trustees had adopted procedures that were reasonably designed to provide that any commission, fee or other remuneration paid to HASLP was consistent with the foregoing standard.  The Funds did not effect principal transactions with HASLP.  In executing transactions through HASLP, the Funds were subject to, and complied with, section 17(e) of the 1940 Act and rules thereunder.

The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis.  The general level of brokerage charges and other aspects of the Funds’ portfolio transactions are reviewed periodically by the board of trustees.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust.

There were substantial decreases in the aggregate commissions paid by Oakmark Fund and Global Fund during the 2005 fiscal year resulting primarily from a general decline in commission rates.  There was a substantial increase in the aggregate commissions paid by International Small Cap Fund during the 2005 fiscal year, resulting primarily from an increase in the portfolio turnover rate. There were substantial decreases in the aggregate commissions paid by Select Fund and Equity and Income Fund during the 2006 fiscal year resulting primarily from a general decline in commission rates and increased use of direct market access brokers, algorithmic trading and other alternative trading venues.  There were substantial increases in the aggregate commissions paid by Global Fund and International Fund during the 2006 fiscal year resulting primarily from an increase in the Funds’ portfolio turnover rates and an increase in the Funds’ net assets.

The total commissions paid to the affiliated broker for all of the Funds decreased to zero in fiscal year 2006 compared to 2005 and 2004.  Those commissions decreased to zero because the affiliated broker ceased trading operations in June 2005.

	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004

Oakmark Fund
Aggregate commissions	$2,153,638	$2,549,820	$5,076,567
Commissions paid to affiliate	$0	144,892	188,945
Percentage of aggregate commissions paid to affiliate**	0%	5.68%	3.72%

Select Fund
Aggregate commissions	$2,524,885	3,713,661	3,554,160
Commissions paid to affiliate	$0	59,518	37,119
Percentage of aggregate commissions paid to affiliate**	0%	1.60%	1.04%

Equity and Income Fund
Aggregate commissions	$3,298,181	4,903,984	5,456,305
Commissions paid to affiliate	$0	41,253	251,104
Percentage of aggregate commissions paid to affiliate**	0%	0.84%	4.6%

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	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004

Global Fund
Aggregate commissions	$2,557,474	1,102,771	1,844,307
Commissions paid to affiliate	$0	1,251	45,850
Percentage of aggregate commissions paid to affiliate**	0%	0.11%	2.49%

Global Select Fund*
Aggregate commissions	N/A	N/A	N/A
Commissions paid to affiliate	N/A	N/A	N/A
Percentage of aggregate commissions paid to affiliate**	N/A	N/A	N/A

International Fund
Aggregate commissions	$8,847,660	4,543,752	5,431,968
Commissions paid to affiliate	$0	—	—
Percentage of aggregate commissions paid to affiliate**	0%	—	—

International Small Cap Fund
Aggregate commissions	$1,725,418	1,861,293	1,086,752
Commissions paid to affiliate	$0	—	—
Percentage of aggregate commissions paid to affiliate*	0%	—	—

*           Global Select Fund had not commenced operations as of September 30, 2006.

**    The percent of the dollar amount of each Fund’s aggregate transactions involving the payment of brokerage commissions that were executed through the affiliate for each of the periods is shown below:

Fund	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Oakmark	0%	4.85%	4.13%
Select	0%	1.24%	1.40%
Equity and Income	0%	0.18%	1.95%
Global	0%	0.27%	2.78%
International	0%	—	—
International Small Cap	0%	—	—

During the year ended September 30, 2006, each Fund paid brokers that provided research products or services to the Adviser the commissions indicated on portfolio transactions:  Oakmark Fund, $184,419; Select Fund, $290,780; Equity and Income Fund, $297,989; International Fund, $946,505; International Small Cap Fund, $276,133; Global Fund, $432,050; and the aggregate dollar amount involved in those transactions for those respective Funds were: $211,175,998, $358,775,885, $361,210,479, $568,635,430, $120,373,506, $265,705,862.  Global Select Fund had not commenced operations as of September 30, 2006.

Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

When the Adviser believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the Adviser may aggregate its clients’ orders (“Aggregated Orders”), including orders on behalf of the Funds, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions.  Each account that participates in an Aggregated Order will participate at the average share price.

The trade allocation process takes place on as timely a basis as possible, i.e. as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market’s close when the average price can

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be calculated.  The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.

In the case of an Aggregated Order that has not been completely filled, the Adviser’s traders determine an average execution price and then allocate securities among the accounts participating in the order.  Institutional accounts, including the Funds, are generally allocated in proportion to the size of the order placed for each account (i.e. pro rata).

Although the Adviser believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.

The Funds do not purchase securities with a view to rapid turnover.  However, there are no limitations on the length of time that portfolio securities must be held.  Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment.  A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund.  High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.  The total portfolio turnover rate of Equity and Income Fund was significantly lower in fiscal year 2006 compared to 2005, although the portfolio turnover rate of the equity portion of the portfolio remained relatively stable during those periods.  The decrease in total portfolio turnover resulted primarily from a decrease in turnover in the fixed income portion of the portfolio.  In fiscal year 2005, the portfolio turnover in the fixed income portion of the portfolio was driven primarily by a combination of tax trading as well as portfolio repositioning to lessen the impact of a rising interest rate environment.  In fiscal year 2006, there were fewer opportunities for tax trading and less need for portfolio repositioning in light of the existing interest rate environment.  The portfolio turnover rates of Global Fund and International Fund were significantly higher in fiscal year 2006 compared to 2005.  As global markets generally rose during fiscal year 2006, those Funds sold many securities as they reached their sell targets and purchased other securities believed to be undervalued.  The portfolio turnover rates for the Funds are set forth in the Prospectus under “Financial Highlights.”

The Funds acquired securities of certain regular brokers or dealers, as defined in Rule 10b-1 of the 1940 Act, during their most recent fiscal year.  As of September 30, 2006, the Funds held securities of the following regular brokers or dealers having the following aggregate values: Oakmark Fund held $119,208,000 of Citigroup, Inc. and $126,792,000 of JPMorgan Chase & Co.; Select Fund held $258,280,000 of JPMorgan Chase & Co.; Global Fund held $71,074,205 of Credit Suisse Group; and International Fund held $196,183,090 of Credit Suisse Group and $212,995,610 of UBS AG.

DECLARATION OF TRUST

The Trust was organized as a Massachusetts business trust on February 1, 1991.  The Declaration of Trust disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust.  The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust.  Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.  The Trust and the Adviser believe that the risk to any one series of sustaining a loss on account of liabilities incurred by another series is remote.

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts  02117-9130, is the custodian for the Trust and, as such, performs certain services for the Funds as directed by authorized persons of the Trust.  For example, as custodian, IBT is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and making all payments covering expenses of the Funds.  IBT also performs certain portfolio accounting and administrative services for the Funds, such as monitoring each Fund’s compliance with its investment guidelines, testing each Fund’s compliance with Subchapter M of the Code, calculating each Fund’s periodic dividend rates and total returns, preparing certain tax forms, preparing financial information for presentation to the Adviser, the Trust’s board of trustees and each Fund’s shareholders and for filing with the SEC, and calculating each Fund’s excise tax distributions.  Each Fund pays the custodian a monthly fee for the provision of such services.  The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund.  The Trust has authorized the

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custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law.  The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Boston Financial Data Services (“BFDS”), Two Heritage Drive, Quincy, Massachusetts, 02171, performs transfer agency services for the Funds.  BFDS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholders reports, prepares and mails distribution payments, maintains records of Fund transactions and provides blue sky reporting services.  The Trust pays BFDS for its services based on the number of open shareholder accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606-4302, audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

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APPENDIX A — BOND RATINGS

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer.  Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating should be evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”).

Ratings by Moody’s:

Aaa.  Bonds rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge”.  Interest payments are protected by a large or an exceptionally stable margin and principal is secure.  Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa.  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A.  Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.  Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B.  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca.  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C.  Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-1

Ratings By S&P:

AAA.  Debt rated AAA has the highest rating.  Capacity to pay interest and repay principal is extremely strong.

AA.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A.  Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-B-CCC-CC.  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C.  This rating is reserved for income bonds on which no interest is being paid.

D.  Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

NOTE:  The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

APPENDIX B — FINANCIAL STATEMENTS

The audited financial statements for each of the Funds for the fiscal year ended September 30, 2006, the notes thereto and report of the independent registered public accounting firm thereon are incorporated herein by reference from the Trust’s annual report.

B-1